UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting material Pursuant to §240.14a-12.

IRON MOUNTAIN INCORPORATED

(Name of Registrant as Specified In Its Charter)

ELLIOTT ASSOCIATES, L.P.

ELLIOTT INTERNATIONAL, L.P.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

DATED MARCH 25, 2011

ELLIOTT ASSOCIATES, L.P.

ELLIOTT INTERNATIONAL, L.P.

PROXY STATEMENT

2011 ANNUAL MEETING OF STOCKHOLDERS

OF

IRON MOUNTAIN INCORPORATED

This proxy statement and accompanying GREEN proxy form are being furnished to stockholders of Iron Mountain Incorporated, a Delaware corporation (the “Company”), by Elliott Associates, L.P., a Delaware limited partnership (“Elliott Associates”), and Elliott International, L.P., a Cayman Islands limited partnership (“Elliott International”) (for convenience throughout this proxy statement we sometimes refer to Elliott Associates and Elliott International collectively as “Elliott,” “we”, “our” or “us”) in connection with the solicitation of proxies from you, the holders (the “Stockholders”) of common stock, par value $0.01 per share, of the Company (the “Common Stock”), in connection with the 2011 Annual Meeting of Stockholders, including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of stockholders held in lieu thereof (the “2011 Annual Meeting”).

This proxy statement and the accompanying GREEN proxy form are first being sent or given on or about [                    ], 2011 to all holders of Common Stock as of the Record Date (as defined below).

We intend to vote all solicited proxies at the 2011 Annual Meeting scheduled to be held on [            ], [    ], 2011, commencing at [            ], local time, at [                    ], in order to take the following actions:

1.	vote “FOR” the election of Ted Antenucci, Robert J. Levenson, Allan Z. Loren and Harvey Schulweis (each, a “Nominee” and, collectively, the “Nominees”) to serve as directors on the board of directors of the Company (the “Board”) until the 2012 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

2.	vote “FOR” the repealing of any provision of or amendment to the Amended and Restated By-laws of the Company (the “By-laws”) adopted by the Board subsequent to March 5, 2010 without the approval of the Stockholders (the “Stockholder Proposal”);

3.	vote “FOR” the Company’s proposal to ratify the selection by the Audit Committee of the Board of the Company (the “Audit Committee”) of the firm of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2011;

4.	vote “FOR” the Company’s non-binding resolution concerning the compensation of the Company’s named executive officers, as described further in the Company’s [Preliminary] Proxy Statement on Schedule 14A, filed with the SEC on [ ], 2011 (the “Company’s Proxy Statement”);

5.	vote “FOR EVERY YEAR” on the Company’s proposal for a non-binding, advisory vote on the frequency (every one, two or three years) of future advisory votes of Stockholders on the compensation of the Company’s named executive officers, as described further in the Company’s Proxy Statement; and

6.	transact such other business as may properly come before the 2011 Annual Meeting.

Under the proxy rules we may solicit proxies in support of our Nominees and also seek authority to vote for all of the Company’s nominees other than those Company nominees we specify. This allows a Stockholder of the Company who desires to vote for up to a full complement of twelve director nominees to use the GREEN proxy form to vote for our Nominees as well as the Company’s nominees for whom we are seeking authority to vote other than those nominees as to which the Stockholder specifically withholds our authority to vote. We have determined to nominate a slate of four Nominees, Messrs. Antenucci, Levenson, Loren and Schulweis and are seeking authority to vote for up to all of the Company’s nominees other than [                    ]. As a result, should a Stockholder so authorize us, on the GREEN proxy form, we would cast votes for our four Nominees and up to eight of the Company’s nominees. None of the Company’s nominees for whom we seek authority to vote have agreed to serve with any of our Nominees, if elected.

THE PARTICIPANTS URGE YOU TO VOTE THE GREEN PROXY FORM “FOR” TED ANTENUCCI, ROBERT J. LEVENSON, ALLAN Z. LOREN AND HARVEY SCHULWEIS AS DIRECTORS.

The principal executive offices of the Company are located at 745 Atlantic Avenue, Boston, Massachusetts 02111. The Company has set the close of business on [                    ], 2011 as the record date (the “Record Date”) for determining the Stockholders entitled to vote at the 2011 Annual Meeting.

According to the Company’s Proxy Statement, on [                    ], 2011, there were [            ] shares of Common Stock of the Company issued and outstanding, each share of Common Stock being entitled to one vote on all matters presented at the 2011 Annual Meeting. As of March 24, 2011, Elliott Associates is the direct record owner of 1,000 shares of Common Stock and is the beneficial owner of an additional 4,189,388 shares of Common Stock, and Elliott International is the direct record owner of 1,000 shares of Common Stock and is the beneficial owner of an additional 5,486,488 shares of Common Stock, which together represents approximately [    ]% of the issued and outstanding shares of Common Stock (based on information disclosed in the Company’s Proxy Statement regarding the number of issued and outstanding shares of Common Stock on [                    ], 2011).

In addition, (i) Paul E. Singer (“Singer”), Elliott Capital Advisors, L.P. (“Capital Advisors”), which is controlled by Singer, and Elliott Special GP, LLC (“Special GP”), which is controlled by Singer, are the general partners of Elliott Associates and may all be deemed to beneficially own the shares of Common Stock held by Elliott Associates, (ii) Singer, Braxton Associates Inc. (“Braxton”) and Elliott Asset Management LLC (“Asset Management”) are the general partners of Capital Advisors and may be deemed to beneficially own the shares of Common Stock held by Elliott Associates, (iii) The Liverpool Limited Partnership (“Liverpool Partnership”), a wholly-owned subsidiary of Elliott Associates, initially acquired a portion of the shares of Common Stock beneficially owned by Elliott Associates, as described on Annex A hereto, and Liverpool Associates Ltd. (“Liverpool Associates”), a wholly-owned subsidiary of Elliott Associates, is the sole general partner of Liverpool Partnership and may be deemed to beneficially own the shares of Common Stock held by Liverpool Partnership, and (iv) Elliott International Capital Advisors Inc. (“EICA”), as investment manager of Elliott International, Hambledon, Inc. (“Hambledon”), which is also controlled by Singer, as the sole general partner of Elliott International and Singer, may be deemed to beneficially own the shares of Common Stock held by Elliott International (Singer, Capital Advisors, Special GP, Braxton, Asset Management, Liverpool Partnership, Liverpool Associates, EICA, Hambledon and Elliott Management Corporation, which provides management services to Elliott and their affiliates, collectively the “Elliott Participants”).

We intend to vote all of the Common Stock that we beneficially own at the 2011 Annual Meeting “FOR” the election of our Nominees and to grant authority to vote for the Company’s nominees other than [                    ], “FOR” our Stockholder Proposal, “FOR” the Company’s proposal to ratify the selection by the Audit Committee of the firm of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2011, “FOR” the Company’s non-binding resolution concerning the compensation of the Company’s named executive officers, “FOR EVERY YEAR” on the

Company’s proposal for a non-binding, advisory vote on the frequency (every one, two or three years) of future advisory votes of Stockholders on the compensation of the Company’s named executive officers, and in our discretion with respect to such other business as may properly come before the 2011 Annual Meeting.

We are soliciting your vote because we believe that, in recent years, Company management has failed to capitalize on the strengths of Iron Mountain’s business in order to maximize value for stockholders. We believe the Company has an excellent core business with a sustainable competitive advantage, but that stockholder value has suffered from an over-allocation of capital to digital and international physical storage investments and an inefficient corporate structure. We believe the Board must launch an in-depth review of the Company’s capital allocation and operational efficiency, including a review of the Company’s recent and planned capital investments as well as the merits of its status as a fully taxable “C” corporation. To that end we have assembled a slate of four independent, highly qualified and motivated individuals who are fully prepared to explore all options to maximize stockholder value. We believe our nominees have exceptional experience and will bring fresh, independent perspectives and additional insights to the Board’s review process. We urge the Stockholders to send a message to the Company by voting “FOR” our Nominees and the Stockholder Proposal described in this document.

This proxy solicitation is being made by Elliott and not on behalf of the Board or the Company’s management.

WHETHER OR NOT YOU INTEND TO ATTEND THE 2011 ANNUAL MEETING, YOUR PROMPT ACTION IS IMPORTANT. MAKE YOUR VIEWS CLEAR TO THE COMPANY BY AUTHORIZING A PROXY TO VOTE “FOR” EACH PROPOSAL BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED GREEN PROXY FORM TODAY.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES OF COMMON STOCK YOU OWN.

IMPORTANT VOTING INFORMATION

If your shares of Common Stock are held in your own name, please authorize a proxy to vote by signing and returning the enclosed GREEN proxy form in the postage-paid envelope provided to you by us or follow the instructions located on the GREEN proxy form to vote by telephone or Internet.

If you hold your shares of Common Stock in “street name” with a bank, brokerage firm, dealer, trust company or other nominee, only they can exercise your right to vote with respect to your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other nominee to ensure that a GREEN proxy form is submitted on your behalf. Please follow the instructions to authorize a proxy to vote on the enclosed GREEN proxy form provided to you by us. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered to them by Internet or telephone, instructions will be included with the enclosed GREEN proxy form. We urge you to confirm in writing your instructions to the person responsible for your account and to provide a copy of those instructions to us, care of MacKenzie Partners, Inc., 105 Madison Avenue, 17th Floor, New York, New York 10016, so that we may be aware of all instructions given and can attempt to ensure that such instructions are followed.

PLEASE DO NOT RETURN ANY WHITE PROXY CARD YOU MAY RECEIVE FROM THE COMPANY OR OTHERWISE AUTHORIZE A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2011 ANNUAL MEETING, NOT EVEN AS A PROTEST VOTE. IF YOU HAVE ALREADY RETURNED A WHITE PROXY CARD TO THE COMPANY OR OTHERWISE AUTHORIZED A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2011 ANNUAL MEETING, IT IS NOT TOO LATE TO CHANGE YOUR VOTE. TO REVOKE YOUR PRIOR PROXY AND CHANGE YOUR VOTE,

SIMPLY DATE, SIGN AND RETURN THE ENCLOSED GREEN PROXY FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS LOCATED ON THE GREEN PROXY FORM TO VOTE BY TELEPHONE OR INTERNET. ONLY YOUR LATEST DATED PROXY WILL BE COUNTED.

Only the Stockholders of record on the Record Date are entitled to vote at the 2011 Annual Meeting.

MacKenzie Partners, Inc. is assisting Elliott with its effort to solicit proxies. If you have any questions or require assistance in authorizing a proxy or voting your shares of Common Stock, please contact:

MacKenzie Partners, Inc.

105 Madison Avenue, 17th Floor

New York, New York 10016

proxy@mackenziepartners.com

Call Collect: (212) 929-5500

or

Toll-Free: (800) 322-2885

It is important that your shares of Common Stock be represented and voted at the 2011 Annual Meeting. Accordingly, regardless of whether you plan to attend the 2011 Annual Meeting in person, please complete, date and sign the GREEN proxy form that has been provided to you by us (and not the WHITE proxy card that has been provided to you by the Company or any other proxy card or form that has been provided to you) and vote “FOR” the election of Ted Antenucci, Robert J. Levenson, Allan Z. Loren and Harvey Schulweis and to grant authority to vote for the Company’s nominees other than [                    ], “FOR” the Stockholder Proposal, “FOR” the Company’s proposal to ratify the selection by the Audit Committee of the firm of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2011, “FOR” the Company’s non-binding resolution concerning the compensation of the Company’s named executive officers, and “FOR EVERY YEAR” on the Company’s proposal for a non-binding, advisory vote on the frequency (every one, two or three years) of future advisory votes of Stockholders on the compensation of the Company’s named executive officers. To ensure that your vote is counted, please remember to submit your vote so that it is received by us by [                    ], 2011.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “seeks,” “could” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe Elliott’s objectives, plans or goals are forward-looking. Elliott’s forward-looking statements are based on Elliott’s current intent, belief, expectations, estimates and projections regarding the Company and projections regarding the industry in which it operates. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to differ materially. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this proxy statement and the material accompanying this proxy statement.

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QUESTIONS AND ANSWERS RELATING TO THIS PROXY SOLICITATION

The following are some of the questions you may have as a Stockholder, as well as the answers to those questions. The following is not a substitute for the information contained in this proxy statement, and the information contained below is qualified in its entirety by the more detailed descriptions and explanations contained elsewhere in this proxy statement. We urge you to read this proxy statement carefully and in its entirety.

Who is making this solicitation?

Elliott Associates is a Delaware limited partnership and Elliott International is a Cayman Islands limited partnership. The principal business of both Elliott Associates and Elliott International is to purchase, sell, trade and invest in securities.

The solicitation for election of the Nominees and the other proposals described in this proxy statement at the 2011 Annual Meeting is being made by Elliott and certain other participants. For information regarding Elliott and the other participants in the solicitation, please see Annex A attached to this proxy statement.

What are we asking you to vote for?

We are asking you to vote on the following actions on the GREEN proxy form at the 2011 Annual Meeting:

1.	vote “FOR” the election of Ted Antenucci, Robert J. Levenson, Allan Z. Loren and Harvey Schulweis and to grant authority to vote for each of the Company’s nominees other than [ ], each to serve as directors on the Board until the 2012 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

2.	vote “FOR” the repealing of any provision of or amendment to the By-laws adopted by the Board subsequent to March 5, 2010 without the approval of the Stockholders;

3.	vote “FOR” the Company’s proposal to ratify the selection by the Audit Committee of the firm of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2011;

4.	vote “FOR” the Company’s non-binding resolution concerning the compensation of the Company’s named executive officers; and

5.	vote “FOR EVERY YEAR” on the Company’s proposal for a non-binding, advisory vote on the frequency (every one, two or three years) of future advisory votes of Stockholders on the compensation of the Company’s named executive officers.

Please see the sections entitled “Proposal 1: Election of the Nominees”, “Proposal 2: Repealing of Certain Provisions of or Amendments to the By-Laws Adopted Since March 5, 2010”, “Proposal 3: Ratification of the Selection of Independent Accountants”, “Proposal 4: Advisory Vote on the Compensation of the Company’s Named Executive Officers”, and “Proposal 5: Advisory Vote on the Frequency of Future Advisory Votes of Stockholders on the Compensation of the Company’s Named Executive Officers” for a more complete description of each of these proposals.

Why are we soliciting your vote?

We are soliciting your vote because we believe that, in recent years, Company management has failed to capitalize on the strengths of Iron Mountain’s business in order to maximize value for stockholders. We believe the Company has an excellent core business with a sustainable competitive advantage, but that stockholder value has suffered from an over-allocation of capital to digital and international physical storage investments and an inefficient corporate structure. We believe the Board must launch an in-depth review of the Company’s capital allocation and operational efficiency, including a review of the Company’s recent and planned capital investments as well as the merits of its status as a fully taxable “C” corporation. To that end we have assembled a slate of four independent, highly qualified and motivated individuals who are fully prepared to explore all options to maximize stockholder value. We believe our nominees have exceptional experience and will bring fresh, independent perspectives and additional insights to the Board’s review process. We urge the Stockholders to send a message to the Company by voting “FOR” our Nominees and the other Stockholder Proposal described in this document.

Who are the Nominees?

We are proposing that Ted Antenucci, Robert J. Levenson, Allan Z. Loren and Harvey Schulweis be elected as directors of the Company to serve on the Board until the 2012 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Set forth below are the names, ages, business addresses and business experience for the past five years and certain other information for Messrs. Antenucci, Levenson, Loren and Schulweis, the individuals nominated by Elliott as the Nominees to stand for election at the 2011 Annual Meeting. This information has been furnished to Elliott by the Nominees. In addition, the table below sets forth a brief discussion of the specific experience, qualifications, attributes or skills that led to the conclusion that the Nominee should serve as a director for the Company as of the date hereof, in light of the Company’s business and structure.

Name and Principal Business Address	Age	Principal Occupation or Employment and Public Company Directorships, in each case During the Last Five Years
Ted Antenucci 1909 Upper Bear Creek Road, #203, Evergreen, CO 80439	46	Mr. Antenucci currently serves in a transitional dual role as President and Chief Investment Officer of ProLogis, a public company and an industrial REIT (a position he has held since May 2007), and as President and Chief Executive Officer of Catellus Development Corporation, a private real estate developer (a position he has held since March 2011). From September 2001 to September 2005, Mr. Antenucci was President of Catellus Commercial Development Corporation, a subsidiary of Catellus Development Corporation. The former Catellus Development Corporation was public until it was merged with ProLogis in September 2005. On March 1, 2011, the new Catellus Development Corporation was formed from various retail and mixed use assets purchased from ProLogis and is now privately held. Mr. Antenucci served as ProLogis’ President of Global Development from September 2005 to May 2007. Mr. Antenucci presently serves on the board of directors of Hudson Pacific Properties (public), Catellus Development Corporation (private) and ProLogis European Properties (public) and as a trustee of the Children’s Hospital Foundation (non profit). As of the date hereof, in connection with his transition from ProLogis to Catellus Development Corporation, Mr. Antenucci intends on resigning as an executive officer of ProLogis on or about June 30, 2011. Mr. Antenucci earned a Bachelor of Arts degree in Business Economics from the University of California at Santa Barbara. Elliott believes that the attributes, skills and qualifications Mr. Antenucci has developed as an executive of an industrial REIT and as a member of the board of directors of a publicly traded real estate company will provide the Board and the Company with valuable industry knowledge and management expertise.

Name and Principal Business Address	Age	Principal Occupation or Employment and Public Company Directorships, in each case During the Last Five Years
Robert J. Levenson One Meadowlands Plaza, # 801, East Rutherford, NJ 07073	69	Since 2000, Mr. Levenson has been the Managing Member of Lenox Capital Group, LLC (a private venture capital investment company focused on early stage software technology and services). Mr. Levenson began his business career at Haskins & Sells, Certified Public Accountants (a predecessor of Deloitte), and then worked for IBM in Cleveland, Ohio. In 1966, he partnered with the founder of a then-recently formed data processing services company, Central Data Systems, Inc., a start-up that floated its initial public offering in 1968 and that was ultimately acquired by ITEL Corp. At ITEL, Mr. Levenson was Group Executive Vice President when he resigned in 1980. For the following twenty years, beginning in 1981, Mr. Levenson held senior executive positions at: Automatic Data Processing, Inc. (“ADP”) from 1981 until 1984 and served on ADP’s Board of Directors from 1984 until 1990, Medco Containment Services, Inc. from 1990 until 1993, including service on Medco Containment Services, Inc.’s Board of Directors during that period, and First Data Corp. from 1993 until 2000 and served on First Data Corp.’s Board of Directors from 1992 until 2003. Mr. Levenson also served as a consultant to First Data Corp., a provider of electronic commerce and payment solutions for merchants, from 2000 until 2006. Mr. Levenson previously served on the boards of directors of the following public companies: Central Data Systems (1966 – 1975), Comnet (1992 – 1993), Polyvision Corp. (1996 – 1997), Broadway & Seymour (1996 – 1997), Virtual Communities, Inc. (1998 – 2000), Superior Telecom (1996 – 2003), Vestcom International (1998 – 2002), Emisphere Technologies, Inc. (1998 – 2005), Ceridian Corp (2007) and Elite Pharmaceuticals, Inc. (2007 – 2009). Mr. Levenson does not presently serve on the board of directors of any public company. Mr. Levenson has a Bachelor of Science degree in Accounting from Kent State University (1963). Elliott believes that the attributes, skills and qualifications Mr. Levenson has developed through his extensive experience as an executive in the data processing industry will allow Mr. Levenson to provide key industry insight along with judgment, wisdom and perspective. In addition, Mr. Levenson brings to the Board financial experience as evidenced by his background in accounting as well as his service on the audit committees of Elite Pharmaceuticals, Emisphere Technologies, Inc., Vestcom International and Superior Telecom.

Allan Z. Loren 110 Central Park South Apartment 11B, New York, NY 10019	72	Mr. Loren is currently an Executive Coach to Chief Executive Officers. Mr. Loren served as both Chairman and Chief Executive Officer of Dun & Bradstreet (“D&B”) (a public company that is a leading source of commercial information and insight on businesses) from 2000 through 2004 and as Chairman from January 2005 until May 2005. Prior to joining D&B, he served as Executive Vice President and Chief Information Officer of American Express (a public global service company whose principal products are charge and credit payment card products and travel-related services) from 1994 to 2000, as President and Chief Executive Officer of Galileo International (a public company and leading

Name and Principal Business Address	Age	Principal Occupation or Employment and Public Company Directorships, in each case During the Last Five Years
		provider of electronic global distribution services for the travel industry) from 1991 to 1994, as President of Apple Computer USA (a public company and a designer, manufacturer and marketer of personal computers and other devices) from 1988 to 1990, and as Chief Information Officer of Apple Computer from 1987 to 1988. Mr. Loren also served as the Chief Administrative Officer and Chief Information Officer of Cigna (a public company and a global health service organization with subsidiaries that are major providers of medical, dental, disability, life and accident insurance) from 1979 to 1987 and 1971 to 1987, respectively. Mr. Loren currently serves on the board of directors of PHH Corporation (2009 – Present) and on the Board of Trustees of the Queens College Foundation, City University of New York as a director. Mr. Loren previously served on the boards of directors of the following public companies: Fair Isaac Corporation, Hershey Foods, Reynolds & Reynolds, U.S. Cellular, and Venator Group (currently known as Foot Locker, Inc.). He also served as Distinguished Executive in Residence at Rutgers University Business School. Mr. Loren holds a bachelor’s degree in mathematics from Queens College, City of New York, did graduate work in mathematics and statistics at American University, and completed the Executive Management Program at Stanford University. Elliott believes that the attributes, skills and qualifications Mr. Loren has developed through more than 50 years of executive experience with D&B, American Express, Galileo International, Apple Computer and Cigna as well as through his work as an executive coach to Chief Executive Officers, will allow Mr. Loren to provide the Board and the Company with a highly developed business and technology acumen and leadership experience along with a valued perspective on macro and micro issues alike. In addition, Elliott believes Mr. Loren’s exposure to a broad range of industries through his extensive experience as a director of public companies will bring significant benefits to the Board and the Company.

Harvey Schulweis 540 Madison Ave, New York, NY 10022	70	Mr. Schulweis is a co-founder and Managing Director of Niantic Real Estate LLC (a private real estate investment company). In addition, Mr. Schulweis is the President and sole shareholder of Schulweis Realty, Inc. (a private real estate investment and development firm). Mr. Schulweis served as Chairman of the Board of The Town & Country Trust (a publicly traded real estate investment trust) from December 2002 to March 2006, and its Chief Executive Officer from October 1997 to March 2006. In this capacity Mr. Schulweis was responsible for the oversight of the company, including the areas of accounting and finance, supervising the Chief Financial Officer and the Controller and interacting with the independent accounting firm employed by the company. Mr. Schulweis also participated in the development of the guidelines and standards of the audit committee of The Town & Country Trust and participated in the selection of the auditors,

Name and Principal Business Address	Age	Principal Occupation or Employment and Public Company Directorships, in each case During the Last Five Years development of internal control procedures of the company and responding to identified deficiencies in internal controls, if any. Mr. Schulweis also served as the President of The Town and Country Trust from 1993 until 2002. From 1981 to 1990, he was a General Partner of Lazard Freres & Co. and served as President of Lazard Realty, Inc. In addition, during his tenure at Lazard Freres & Co., Mr. Schulweis was the CFO of Corporate Property Investors (a private REIT with several billion dollars in assets). During this period Mr. Schulweis was directly responsible for the preparation of the entity’s financial statements and the Federal and State tax returns. Prior to joining Lazard, Mr. Schulweis was a General Partner of S.D. Leidesdorf & Co., a public accounting firm that was a predecessor to Ernst & Young. Mr. Schulweis is a Certified Public Accountant, licensed in the State of New York since 1964 and a member in good standing of the New York and American Society of Certified Public Accountants. In order to obtain this license Mr. Schulweis was required to have a full understanding of the preparation of financial statements for both public and private entities. Mr. Schulweis has a Bachelor of Arts in Business Administration from the Baruch School of the City College of New York and MBA with a major in taxation from Baruch College of the City University of New York.

Mr. Schulweis has been a member of the audit committee of The Town & Country Trust as well as a member of the audit committee for large not-for-profit entities including The UJA-Federation of New York (for the past five years) and Yeshiva University (for the past two years). Mr. Schulweis has also served as a member of the Budget and Finance Committee of the American Jewish Joint Distribution Committee for the past three years. Other than as Chairman of the Board of The Town & Country Trust, as disclosed herein, Mr. Schulweis does not presently serve, and has not in the last five years served, as a director of any public company. Elliott believes that the attributes, skills and qualifications Mr. Schulweis has developed through his more than 30 years of experience in real estate investment management will provide the Board and the Company valuable technical expertise and leadership. In addition, Elliott believes Mr. Schulweis’ experience as a general partner of a major public accounting firm, an international investment banking firm and as the CEO of an NYSE company will provide the Board and the Company with significant leadership experience in the areas of finance and accounting.

The Board currently consists of twelve directors, all of whom are in the same class and up for election at the 2011 Annual Meeting. According to the Company’s Proxy Statement, the Board of the Company intends to nominate twelve candidates for election as directors at the 2011 Annual Meeting. This proxy statement is soliciting proxies to elect Messrs. Antenucci, Levenson, Loren and Schulweis, and to grant authority to vote for the Company’s nominees other than [                    ]. Therefore, should a Stockholder so authorize us, we will cast votes for our four Nominees and up to eight of the Company’s nominees. None of the Company’s nominees for whom we seek authority to vote have agreed to serve with any of our Nominees, if elected.

If elected, the Nominees will be a minority of the directors and will not alone be able to adopt resolutions or otherwise cause the Board to act. However, the Nominees expect to be able to actively engage other Board members in full discussion of the issues facing the Company and resolve them together. By utilizing their respective experiences and working constructively with Board members, the Nominees believe they can effect positive change at the Company.

The corporate governance guidelines of the Company, which are available on the Company’s website at www.ironmountain.com, provide that determinations of independence shall be made in accordance with the criteria for independence required by the New York Stock Exchange. Except as otherwise disclosed in this proxy statement and on Annex A hereto, we believe the Nominees are independent within the meaning of the listing standards of the NYSE and the corporate governance guidelines of the Company. In addition, except as otherwise disclosed in this proxy statement and on Annex A hereto, we believe that the Nominees are independent under the heightened independence standards applicable to audit committee members under the rules of the NYSE and the SEC. No Nominee is affiliated with Elliott or any subsidiary of Elliott or has any relationship with Elliott (except as otherwise set forth in this proxy statement, including his agreement to serve as a Nominee as described in this proxy statement under “Arrangements between Elliott and the Nominees” below).

You should refer to the Company’s Proxy Statement and form of proxy distributed by the Company for the names, background, qualifications and other information concerning the Company’s nominees.

Who can vote at the 2011 Annual Meeting?

According to the Company’s Proxy Statement, the only securities eligible to be voted at the 2011 Annual Meeting are shares of Common Stock. Only Stockholders of record at the close of business on the Record Date, [                    ], 2011, are entitled to vote at the 2011 Annual Meeting. Each share of Common Stock represents one vote, and all shares of Common Stock vote together as a single class. There is no cumulative voting. According to the Company’s Proxy Statement, the total number of votes that can be cast at the 2011 Annual Meeting by all Stockholders is [            ], consisting of one vote for each share of Common Stock that was outstanding on the Record Date.

How do proxies work?

Elliott is asking you to appoint [            ] and [            ] as your proxy holders to vote your shares of Common Stock at the 2011 Annual Meeting. You make this appointment by voting the enclosed GREEN proxy form or by using one of the voting methods described below. Giving us your proxy means you authorize the proxy holders to vote your shares at the 2011 Annual Meeting, according to the directions you provide. You may vote for all, some, or none of our director candidates. Whether or not you are able to attend the 2011 Annual Meeting, you are urged to complete the enclosed GREEN proxy form and return it in the enclosed self-addressed, prepaid envelope or follow the instructions located on the GREEN proxy form to vote by telephone or Internet. All valid proxies received prior to the meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the shares of Common Stock will be voted in accordance with that specification. IF NO SPECIFICATION IS MADE, THE SHARES OF COMMON STOCK WILL BE VOTED (I) “FOR” TED ANTENUCCI FOR DIRECTOR; (II) “FOR” ROBERT J. LEVENSON FOR DIRECTOR; (III) “FOR” ALLAN Z. LOREN FOR DIRECTOR; (IV) “FOR” HARVEY SCHULWEIS FOR DIRECTOR; (V) TO GRANT AUTHORITY TO VOTE FOR THE PERSONS WHO HAVE BEEN NOMINATED BY THE COMPANY TO SERVE AS DIRECTORS, OTHER THAN [                    ]; (VI) “FOR” THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED ACCOUNTING FIRM; (VII) “FOR” THE COMPANY’S NON-BINDING RESOLUTION CONCERNING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS; (VIII) “FOR EVERY YEAR” ON THE COMPANY’S PROPOSAL FOR A NON-BINDING, ADVISORY VOTE ON THE FREQUENCY (EVERY ONE, TWO OR THREE YEARS) OF FUTURE ADVISORY VOTES OF STOCKHOLDERS ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS; AND (IX) IN THE PROXY HOLDERS’ DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE 2011 ANNUAL MEETING.

We do not know of any other matters to be presented for approval by the Stockholders at the 2011 Annual Meeting. Unless you indicate otherwise on the GREEN proxy form or through the telephone or Internet voting procedures, you also authorize your proxy holders to vote your shares of Common Stock in their discretion on any matters not known by Elliott at the time this proxy statement was printed and that, under the Company By-Laws, may be properly presented for action by the Stockholders at the 2011 Annual Meeting.

What do I need to attend the 2011 Annual Meeting?

Attendance at the 2011 Annual Meeting or any adjournment or postponement thereof will be limited to Stockholders of record of the Company as of the close of business on the record date and guests of the Company. If you are a Stockholder of record, your name will be verified against the list of Stockholders of record prior to your admittance to the 2011 Annual Meeting or any adjournment or postponement thereof. Please be prepared to present photo identification for admission. If you hold your shares in street name or through the Company’s 401(k) Plan, you will need to provide proof of beneficial ownership, such as a brokerage account statement, a copy of a voting instruction form provided by your custodian or the plan trustee with respect to the 2011 Annual Meeting, or other similar evidence of ownership, as well as photo identification, in order to be admitted to the 2011 Annual Meeting. Please note that if you hold your shares in street name and intend to vote in person at the 2011 Annual Meeting, you must also provide a “legal proxy” obtained from your custodian. Note that 401(k) Plan participants will not be able to vote their 401(k) Plan shares in person at the 2011 Annual Meeting.

What is the quorum requirement for the 2011 Annual Meeting?

The quorum requirement is set forth below and is based on current Article II, Section 2.8 of the By-laws. The presence at the 2011 Annual Meeting, in person or by proxy, of Stockholders entitled to cast at least a majority of the votes that all Stockholders are entitled to cast at the 2011 Annual Meeting will constitute a quorum. Shares represented by valid proxies will be treated as present at the 2011 Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is noted as casting a vote or abstaining. Shares represented by broker non-votes, if any, will be treated as present for purposes of determining a quorum. Shares voted by a broker on any issue other than a procedural motion will be considered present for all quorum purposes, even if the shares are not voted on every matter. In case a quorum is not present at the 2011 Annual Meeting, the holders of a majority of the voting power of the shares of Common Stock present at the 2011 Annual Meeting in person or represented by proxy may adjourn the 2011 Annual Meeting (without notice other than announcement of adjournment at the 2011 Annual Meeting) to another time, or to another time and place.

How many shares of Common Stock must be voted in favor of the Nominees to elect them?

Pursuant to Section 3.1 of Article III of the By-laws, in a “contested” election (as defined in Section 3.1 of Article III of the By-laws) the directors of the Company will be elected by a plurality of the votes cast at the 2011 Annual Meeting, assuming a quorum is present. For this purpose, “plurality” means that the individuals receiving the largest number of votes are elected as directors, up to the maximum number of directors to be elected. In the election of directors, every Stockholder has the right to vote each share of Common Stock owned by such Stockholder on the Record Date for as many persons as there are directors to be elected, and for whose election the shares of Common Stock are entitled to vote. Accordingly, the twelve nominees who receive the greatest number of votes cast by the Stockholders represented in person or by proxy at the 2011 Annual Meeting will be elected as directors. You may either vote for or withhold authority to vote for each Nominee for the Board. If you withhold authority to vote with respect to any Nominee, your shares of Common Stock will be counted for purposes of establishing a quorum, but will have no effect on the election of that Nominee. Your broker is not permitted to vote your shares of Common Stock on the proposal to elect our Nominees without receiving instructions from you. If you hold your shares of Common Stock in your own name, you must vote such shares in person or by proxy or they will not be voted.

How many shares of Common Stock must be voted in favor of the other proposals described in this proxy statement?

Proposal 2: Pursuant to Section 2.9 of Article II of the By-laws, the affirmative vote of a majority of the votes properly cast at the 2011 Annual Meeting is required to approve the Stockholder resolution with regard to the repeal of any provision of or amendment to the By-laws adopted by the Board subsequent to March 5, 2010 without the approval of the Stockholders. You may vote for or against or you may abstain on Proposal 2. Your broker is not permitted to vote your shares of Common Stock on Proposal 2 without receiving instructions from you. If you hold your shares of Common Stock in your own name, you must vote such shares in person or by proxy or they will not be voted. Proposal 2 requires a majority of the votes cast for approval.

Proposal 3: Pursuant to Section 2.9 of Article II of the By-laws, the affirmative vote of a majority of the votes properly cast at the 2011 Annual Meeting is required to approve the Company’s proposal to ratify the selection by the Audit Committee of the firm Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2011. You may vote for or against or you may abstain on Proposal 3. Your broker is not permitted to vote your shares of Common Stock on Proposal 3 without receiving instructions from you. If you hold your shares of Common Stock in your own name, you must vote such shares in person or by proxy or they will not be voted. Proposal 3 requires a majority of the votes cast for approval.

Proposal 4: Pursuant to Section 2.9 of Article II of the By-laws, the affirmative vote of a majority of the votes properly cast at the 2011 Annual Meeting is required to approve the Company’s non-binding resolution concerning the compensation of the Company’s named executive officers, as described in the “Compensation Discussion and Analysis” section of the Company’s Proxy Statement, the compensation tables and the other narrative compensation disclosures contained in the Company’s Proxy Statement. You may vote for or against or you may abstain on Proposal 4. Your broker is not permitted to vote your shares of Common Stock on Proposal 4 without receiving instructions from you. If you hold your shares of Common Stock in your own name, you must vote such shares in person or by proxy or they will not be voted. The opportunity to vote on this Proposal 4 is required pursuant to Section 14A of the Exchange Act. However, as an advisory vote, the vote on this Proposal 4, if passed, is not binding upon the Company and serves only as a recommendation to the Board.

Proposal 5: The frequency that receives the highest number of votes will be considered the frequency recommended by Stockholders in connection with the Company’s proposal to hold non-binding, advisory votes on the Company’s compensation of its named executive officers. The Company has advised in the Company’s Proxy Statement that the compensation committee of the Board will consider the outcome of the vote when making future decisions on executive compensation. However, as an advisory vote, the vote on this Proposal 5, if passed, is not binding upon the Company, and the Board may decide that it is in the best interests of the Stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the alternative approved by the Stockholders. The Company has advised in the Company’s Proxy Statement that the Board has not yet determined the frequency with which the Company will hold the Stockholder advisory vote on named executive officer compensation required by Section 14A of the Exchange Act or when the next such Stockholder advisory vote on named executive officer compensation will occur. According to the Company’s Proxy Statement, the Board recommends that you vote to hold a non-binding, advisory vote on the compensation of the Company’s named executive officers annually.

If other matters are properly brought before the 2011 Annual Meeting, the vote required will be determined in accordance with applicable law, the New York Stock Exchange Rules, and the Company’s Amended and Restated Certificate of Incorporation and the By-laws, as applicable.

What should I do in order to vote for the Nominees and the other proposals?

If your shares of Common Stock are held of record in your own name, please authorize a proxy to vote by marking, signing, dating and returning the enclosed GREEN proxy form in the postage-paid envelope provided to you by us or follow the instruction on the GREEN proxy form to vote by telephone or Internet.

If you hold your shares of Common Stock in “street name” with a bank, brokerage firm, dealer, trust company or other nominee, only they can exercise your right to vote with respect to your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other nominee to ensure that a GREEN proxy form is submitted on your behalf. Please follow the instructions to authorize a proxy to vote provided on the enclosed GREEN proxy form. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered to them by Internet or telephone, instructions will be included on the enclosed GREEN proxy form. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to us, care of MacKenzie Partners, Inc., at 105 Madison Avenue, 17th Floor, New York, New York 10016, so that we may be aware of all instructions given and can attempt to ensure that such instructions are followed.

YOUR VOTE IS VERY IMPORTANT. If you do not plan to attend the 2011 Annual Meeting, we encourage you to read this proxy statement and date, sign and return your completed GREEN proxy form provided to you by us prior to the 2011 Annual Meeting so that your shares of Common Stock will be represented and voted in accordance with your instructions. Even if you plan to attend the 2011 Annual Meeting in person, we recommend that you authorize a proxy to vote your shares of Common Stock in advance as described above so that your vote will be counted if you later decide not to attend the 2011 Annual Meeting. To ensure that your vote is counted, please remember to submit your vote so that it is received by us no later than [                    ], 2011.

Can I use the GREEN proxy form to vote for any of the Company’s nominees?

Under the proxy rules we may solicit proxies in support of our Nominees and also seek authority to vote for all of the Company’s nominees other than those Company nominees we specify. This allows a Stockholder of the Company who desires to vote for up to a full complement of twelve director nominees to use the GREEN proxy form to vote for our Nominees as well as the Company’s nominees for whom we are seeking authority to vote other than those nominees as to which the Stockholder specifically withholds our authority to vote. We have determined to nominate a slate of four Nominees, Messrs. Antenucci, Levenson, Loren and Schulweis and are seeking authority to vote for up to all of the Company’s nominees other than [                    ]. As a result, should a Stockholder so authorize us, on the GREEN proxy form, we would cast votes for our four Nominees and up to eight of the Company’s nominees. None of the Company’s nominees for whom we seek authority to vote have agreed to serve with any of our Nominees, if elected.

What is the deadline for submitting proxies?

Proxies can be submitted until the polls are closed at the 2011 Annual Meeting. However, to be sure that we receive your proxy in time to utilize it, we request that you provide your proxy to us as early as possible.

How do I revoke a proxy?

Any Stockholder has the power to revoke a previously submitted proxy at any time before it is exercised even if you submitted a proxy card or form sent to you by the Company. If you are a registered holder of Common Stock, you may revoke a previously submitted proxy by:

•	voting over the internet or by telephone at a later time in the manner provided on the GREEN proxy form;

•	signing, dating and returning the enclosed GREEN proxy form in the postage-paid envelope provided;

•	delivering to the Secretary of the Company a written notice of revocation c/o Iron Mountain Incorporated, 745 Atlantic Avenue, Boston, Massachusetts 02111; or

•	attending the 2011 Annual Meeting and voting in person.

Please note, however, that only your last-dated proxy will count—any proxy may be revoked at any time prior to its exercise at the 2011 Annual Meeting as described in this proxy statement. Attending the 2011 Annual Meeting alone without taking one of the actions above will not revoke your proxy.

Stockholders who hold their shares of Common Stock in “street name” with a bank, brokerage firm, dealer, trust company or other nominee will need to notify the person responsible for their account to revoke or withdraw previously given instructions. Unless revoked in the manner set forth above and subject to the foregoing, duly authorized proxies in the form enclosed will be voted at the 2011 Annual Meeting in accordance with your instructions. We request that a copy of any revocation sent to the Company or any revocation notification sent to the person responsible for a bank or brokerage account also be sent to us, care of MacKenzie Partners, Inc., at the address listed above, so that we may be aware of any revocation of a proxy.

PLEASE DO NOT RETURN ANY WHITE PROXY CARD YOU MAY RECEIVE FROM THE COMPANY OR OTHERWISE AUTHORIZE A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2011 ANNUAL MEETING, NOT EVEN AS A PROTEST VOTE. IF YOU HAVE ALREADY RETURNED A WHITE PROXY CARD TO THE COMPANY OR OTHERWISE AUTHORIZED A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2011 ANNUAL MEETING, IT IS NOT TOO LATE TO CHANGE YOUR VOTE. TO REVOKE YOUR PRIOR PROXY AND CHANGE YOUR VOTE, SIMPLY SIGN AND RETURN THE ENCLOSED GREEN PROXY FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED OR USE THE GREEN PROXY FORM TO VOTE BY TELEPHONE OR INTERNET. ONLY YOUR LATEST DATED PROXY WILL BE COUNTED.

Who is paying for the solicitation on behalf of Elliott?

Elliott will pay all costs of the solicitation of proxies on behalf of Elliott and the other participants described on Annex A hereto for the 2011 Annual Meeting. Elliott does not intend to seek reimbursement of those costs from the Company.

Whom should I call if I have any questions about the solicitation?

If you have any questions, or need assistance in voting your shares of Common Stock, please call our proxy solicitor, MacKenzie Partners, Inc., toll free at 800-322-2885 or collect at 212-929-5500.

YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW SHARES YOU OWN. ELLIOTT URGES YOU TO SIGN, DATE, AND RETURN THE ENCLOSED GREEN PROXY FORM TODAY TO VOTE “FOR” THE ELECTION OF THE ELLIOTT NOMINEES AND TO GRANT AUTHORITY TO VOTE FOR THE COMPANY’S NOMINEES OTHER THAN [                    ] TO THE BOARD AT THE 2011 ANNUAL MEETING, “FOR” THE STOCKHOLDER PROPOSAL, “FOR” THE RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS, “FOR” THE COMPANY’S NON-BINDING RESOLUTION CONCERNING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AND “FOR EVERY YEAR” ON THE COMPANY’S PROPOSAL FOR A NON-BINDING, ADVISORY VOTE ON THE FREQUENCY (EVERY ONE, TWO OR THREE YEARS) OF FUTURE ADVISORY VOTES OF STOCKHOLDERS ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 1—ELECTION OF NOMINEES

We propose that the Stockholders elect Ted Antenucci, Robert J. Levenson, Allan Z. Loren and Harvey Schulweis as directors of the Company at the 2011 Annual Meeting. According to publicly available information, the Board currently consists of twelve directors, all of whom are in the same class and up for election at the 2011 Annual Meeting. If our four Nominees are elected to the Board, they will replace four of the incumbent directors: [                        ], [                    ], [                    ] and [                    ].

The Nominees, if elected at the 2011 Annual Meeting, would hold office until the 2012 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified. Each of the Nominees has consented to being named as a nominee in this proxy statement and, if elected, to serving as a director of the Company.

According to the Company’s Proxy Statement, the Board of the Company intends to nominate twelve candidates for election as directors at the 2011 Annual Meeting. This proxy statement is soliciting proxies to elect Messrs. Antenucci, Levenson, Loren and Schulweis, and to grant authority to vote for the Company’s nominees other than [                    ]. Therefore, should a Stockholder so authorize us, we will cast votes for our four Nominees and up to eight of the Company’s nominees. None of the Company’s nominees for whom we seek authority to vote have agreed to serve with any of our Nominees, if elected.

The corporate governance guidelines of the Company, which are available on the Company’s website at www.ironmountain.com, provide that determinations of independence shall be made in accordance with the criteria for independence required by the New York Stock Exchange. Except as otherwise disclosed in this proxy statement and on Annex A hereto, we believe the Nominees are independent within the meaning of the listing standards of the NYSE and the corporate governance guidelines of the Company. In addition, except as otherwise disclosed in this proxy statement and on Annex A hereto, we believe that the Nominees are independent under the heightened independence standards applicable to audit committee members under the rules of the NYSE and the SEC. No Nominee is affiliated with Elliott or any subsidiary of Elliott or has any relationship with Elliott (except as otherwise set forth in this proxy statement, including his agreement to serve as a Nominee as described in this proxy statement under “Arrangements between Elliott and the Nominees” below).

In addition, each of the Nominees understands that, if elected as a director of the Company, each Nominee would have an obligation to act in the best interests of the Company and the Stockholders in accordance with his duties as a director.

We are not seeking control of the Board at the 2011 Annual Meeting. If elected, the Nominees would be a minority of the directors and would not alone be able to adopt resolutions or otherwise cause the Board to act. However, the Nominees expect to be able to actively engage other Board members in full discussion of the issues facing the Company and resolve them together. By utilizing their respective experiences and working constructively with Board members, the Nominees believe they can effect positive change at the Company.

Elliott does not expect that any of the Nominees will be unable to stand for election, but, in the event that such persons are unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed GREEN proxy form will be voted for substitute nominees. In addition, Elliott reserves the right to nominate substitute persons if the Company makes or announces any changes to its By-laws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any of the Nominees. In any such case, shares of Common Stock represented by the enclosed GREEN proxy form will be voted for such substitute nominees. Additional nominations made by Elliott are without prejudice to the position of Elliott that any attempt to disqualify any of the Nominees through By-law amendments or otherwise constitutes unlawful manipulation of the Company’s corporate machinery.

Information Regarding the Nominees

Information pertaining to the Nominees, including the name, age, present principal occupation, business address, and business experience for the past five years and certain other information, is set forth in the question and answer section of the proxy statement under the section entitled “Who are the nominees?”, which we urge you to read. This information has been furnished to Elliott by the Nominees. Other than as disclosed in this proxy statement, there is no arrangement or understanding between any of the Nominees and any other person(s) pursuant to which any such Nominee was or is to be selected as a director or nominee of the Company.

You should refer to the Company’s Proxy Statement and form of proxy distributed by the Company for the names, background, qualifications and other information concerning the Company’s nominees.

Arrangements between Elliott and the Nominees

In consideration of the Nominees’ agreement to be nominees for election to the Board, Elliott has agreed to pay each Nominee a one-time fee of $50,000 in cash. Such fee is payable in two installments as follows: (i) $25,000 upon submission by Elliott to the Secretary of the Company of a notice of nomination of candidates for election to the Board at the 2011 Annual Meeting, which fee has been paid, and (ii) $25,000 upon the earlier of (A) the mailing to the Company’s Stockholders of a Schedule 14A Definitive Proxy Statement in connection with the solicitation of proxies by Elliott in support of such Nominee’s election as a director of the Company or (B) any agreement between Elliott, on the one hand, and the Company, on the other hand, in connection with the solicitation of proxies by Elliott pursuant to which such Nominee is appointed as a director of the Company. The second installment of such fee is reimbursable to Elliott if such Nominee voluntarily withdraws from serving as a nominee, or otherwise refuses to serve as a director of the Company if so elected at the 2011 Annual Meeting.

Elliott has agreed to indemnify the Nominees against losses incurred in connection with their service as Nominees for election as directors of the Company, and in connection with the solicitation of proxies in respect thereof, to the extent that indemnification is not otherwise available, including from the Company, and to reimburse the Nominees for out-of-pocket expenses incurred in their capacity as Nominees including, without limitation, reimbursement for reasonable travel expenses. Each Nominee has executed a written consent agreeing to be a nominee for election as a director of the Company, to be named as such in this proxy statement and to serve as a director if so elected. In addition, each Nominee has executed and delivered to the Secretary of the Company the questionnaire, representations and agreements required by Section 3.3 of Article III of the Company By-laws.

Compensation of the Company’s Directors

If elected to the Board, the Nominees will not receive any form of compensation or indemnification from us for their service as directors of the Company. They will, however, receive whatever compensation the Board has established for non-employee directors of the Company unless and until the Board determines to change such compensation. The following discussion summarizes the Company’s compensation and indemnification of directors based solely on the Company’s Proxy Statement.

According to the Company’s Proxy Statement, under the Company’s Compensation Plan for Non-Employee Directors, each non-employee director receives an annual retainer fee of $52,000 as compensation for his services as a member of the Board, paid in advance in quarterly installments. In addition to the annual Board retainer, Board members are entitled to a $10,000 per year retainer for members of the Audit Committee, a $7,500 per year retainer for members of the compensation committee, and a $6,000 per year retainer for members of the finance or nominating and governance committees, in each case paid in advance in quarterly installments. In addition, the chairmen of the nominating and governance and finance committees receive an annual retainer of $8,000, the chairman of the compensation committee receives an annual retainer of $10,000, the chairman of the Audit Committee receives an annual retainer of $15,000, and the lead director receives an annual retainer of $25,000, in each case paid in advance in quarterly installments. The plan also provides for annual grants as of the first Board meeting following the Company’s annual meeting of stockholders to non-employee directors of restricted stock units of that number of whole shares of the Common Stock determined by dividing $100,000 by the Common Stock’s “fair market value” (as determined under the Company’s 2002 Stock Incentive Plan) on the date of grant. Each such restricted stock grant vests 100% on the first anniversary of the grant (or, if earlier, the Company’s annual meeting that is closest to the one year anniversary). Prior to vesting, transfer of such restricted stock grants are subject to restrictions set forth in the Company’s 2002 Stock Incentive Plan. Newly elected non-employee directors receive a pro-rated grant as of the date of their election. All directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board or committees thereof. The Company’s Directors Deferred Compensation Plan allows non-employee directors to defer the receipt of between 5% and 100% of their retainer fees, with deferred amounts treated as invested in Common Stock. The Company’s Directors Deferred Compensation Plan also allows non-employee directors to defer some or all of their restricted stock grants, and at vesting the director’s account will be credited with a number of phantom shares equal to the number of shares that would otherwise have been delivered.

According to the Company’s Proxy Statement, in December 2010 the Company adopted stock ownership guidelines that require non-employee directors to achieve and maintain ownership of the Company’s Common Stock at or above a prescribed level. Directors who are also employees are subject to the Company’s executive stock ownership guidelines described in the Company’s Proxy Statement. The Company established this program to help align the long-term interests of directors with stockholders. The guidelines require directors to own and retain Common Stock of the Company, exclusive of unexercised stock options and unearned or unvested restricted stock units and performance units, having a value equal to three times the director’s annual cash retainer earned for serving on the Board. Compliance is measured by multiplying the number of shares owned at the close of business on October 1 of each year by the average closing price per share of the Company’s Common Stock, based on each trading day’s closing price as reported on the NYSE, over the 60 calendar days preceding the date of calculation. The guidelines do not limit the transfer of, or require retention of, shares of Common Stock that were outstanding as of the date of adoption of the guidelines or that are issued under any equity awards outstanding as of such date. Whenever a director does not meet the above minimum ownership threshold, such director is required to retain an amount equal to 50% of the net shares received as a result of the vesting of restricted stock units or performance units or the exercise of stock options. “Net shares” are those shares that remain after shares are sold or netted to pay withholding taxes and any purchase price. Because directors must retain a percentage of shares resulting from the vesting of restricted stock units or performance units until they achieve the minimum share ownership threshold, there is no minimum time period required to achieve the stock ownership guidelines.

The Company maintains, at its expense, a policy of insurance which insures its directors and officers. The By-laws also contain provisions that provide for indemnification of directors to the full extent permitted by, and in the manner permissible under, the Delaware General Corporation Law. The Amended and Restated Certificate of Incorporation of the Company and the By-laws contain provisions eliminating the personal liability of a director to the Company or its Stockholders for monetary damages for breach of fiduciary duty as a director, subject to some exceptions.

None of the Nominees, or any associate of any Nominee, has received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to plans or other compensation, from, or in respect of, services rendered on behalf of the Company, or is subject to any arrangement described in Item 402 of Regulation S-K promulgated under the Securities Act of 1933, as amended (“Regulation S-K”).

None of the Nominees has any position or office with the Company and no occupation or employment with which the Nominees have been involved during the past five years was carried on with the Company or any corporation or organization that is a parent, subsidiary or other affiliate of the Company. None of the Nominees has ever served on the Board.

Interests of the Nominees

We expect that each of the Nominees if elected, will be (i) entitled to receive compensation customarily paid by the Company to its non-employee directors; (ii) indemnified for service as a director of the Company to the same extent indemnification is provided to the current directors of the Company; and (iii) covered by the Company’s director and officer liability insurance.

Other than as described in this proxy statement, none of the persons listed on Annex A of this proxy statement, including any Nominee, or any associate of the foregoing persons has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2011 Annual Meeting.

The Nominees have furnished the additional information with respect to themselves located on Annex A to this proxy statement.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF TED ANTENUCCI, ROBERT J. LEVENSON, ALLAN Z. LOREN AND HARVEY SCHULWEIS AND TO GRANT AUTHORITY TO VOTE FOR THE COMPANY’S NOMINEES OTHER THAN [                    ] BY MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED GREEN PROXY FORM IN THE POSTAGE PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT OR BY USING THE GREEN PROXY FORM TO VOTE BY TELEPHONE OR INTERNET. IF YOU HAVE SIGNED THE GREEN PROXY FORM AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES OF COMMON STOCK REPRESENTED BY THE GREEN PROXY FORM “FOR” THE ELECTION OF TED ANTENUCCI, ROBERT J. LEVENSON, ALLAN Z. LOREN AND HARVEY SCHULWEIS AND TO GRANT AUTHORITY TO VOTE FOR THE COMPANY’S NOMINEES OTHER THAN [                    ].

Please do not return any WHITE proxy card you may receive from the Company or otherwise authorize a proxy (other than on the GREEN proxy form delivered by us to you) to vote your shares of Common Stock for the Company’s nominees. If you have already submitted a WHITE proxy card that may have been sent to you by the Company or otherwise authorized a proxy to vote your shares of Common Stock for the Company’s nominees, it is not too late to change your vote. To revoke your prior proxy and change your vote, simply sign and return the enclosed GREEN proxy form in the postage-paid envelope provided to you by us or follow the instructions located on the GREEN proxy form to vote by telephone or Internet. Only your latest dated proxy will be counted.

PROPOSAL NO. 2—REPEALING CERTAIN PROVISIONS OF OR AMENDMENTS TO THE BY-LAWS ADOPTED SINCE MARCH 5, 2010

Pursuant to Article XI of the By-laws, the Board is empowered to adopt, amend or repeal the By-laws without approval by the Stockholders. Elliott believes that the Stockholders should have the opportunity to repeal any provision of or amendment to the By-laws unilaterally adopted by the Board subsequent to March 5, 2010, which is the date of the last publicly available By-laws. Adoption of this resolution could have the effect of counteracting any unilateral adoption, amendment or repeal of the By-laws by the Board that would impede the effectiveness of the proposed election of the Nominees, as applicable, negatively impact our ability to solicit and/or obtain proxies from Stockholders, countermine the will of the Stockholders expressed in those proxies or modify the Company’s corporate governance guidelines. Although we are not aware of any such provisions or amendments as of the date of this proxy statement, we are seeking your consent to vote on this proposal as a precaution against any provisions or amendments that might be adopted prior to the 2011 Annual Meeting.

For these reasons, Elliott intends to present the following resolution for a vote of the Stockholders at the 2011 Annual Meeting:

“RESOLVED, that any provision of or amendment to the By-laws adopted by the Board without the approval of the Stockholders subsequent to March 5, 2010 (purportedly the last date of reported changes) and prior to the approval of this resolution be, and they hereby are, repealed, effective as of the time this resolution is approved by the Stockholders.”

WE STRONGLY URGE YOU TO VOTE “FOR” AND TO USE THE GREEN PROXY FORM TO AUTHORIZE A PROXY TO VOTE “FOR” THE REPEALING OF ANY PROVISION OF OR AMENDMENT TO THE BY-LAWS ADOPTED BY THE BOARD SUBSEQUENT TO MARCH 5, 2010 WITHOUT THE APPROVAL OF THE STOCKHOLDERS.

PROPOSAL NO. 3—RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

As discussed in further detail in the Company’s Proxy Statement, the Company has proposed that the Stockholders ratify the Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2011. We do not object to the ratification of the Audit Committee’s selection of Deloitte & Touche LLP and recommend that you vote “FOR” this Proposal by checking the appropriate box and signing, dating and returning the enclosed GREEN proxy form. Additional information regarding this Proposal is contained in the Company’s Proxy Statement.

PROPOSAL NO. 4—ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

As discussed in further detail in the Company’s Proxy Statement and as required by the Dodd–Frank Wall Street Reform and Consumer Protection Act (the “Dodd–Frank Act”) enacted in July 2010, the Company has proposed that the Stockholders vote to approve, on a non-binding, advisory basis, the compensation of those of the Company’s executive officers listed in the Summary Compensation Table appearing in the Company’s Proxy Statement. This is often referred to as a “say on pay,” and provides Stockholders with the ability to cast a vote with respect to the Company’s 2010 executive compensation programs and policies and the compensation paid to the named executive officers as disclosed in the Company’s Proxy Statement. This advisory vote on executive compensation is not binding on the Board; however, we understand that the Board will take into account the result of the vote when determining future executive compensation arrangements. Elliott believes that the Board’s review of the Company’s capital allocation and operational efficiency should also address strategies for more effectively aligning management compensation with stockholder value creation. However, at this time Elliott has determined not to oppose this non-binding, advisory vote. As such, we are asking stockholders to vote “FOR” the following resolution proposed by the Company:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in the Proxy Statement for the 2011 Annual Meeting of Stockholders, is hereby APPROVED.”

We recommend that you vote “FOR” the adoption of the non-binding resolution concerning the compensation of the Company’s named executive officers by checking the appropriate box and signing, dating and returning the enclosed GREEN proxy form.

Additional information regarding this Proposal is contained in the Company’s Proxy Statement.

PROPOSAL NO. 5—ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

As discussed in further detail in the Company’s Proxy Statement and as further required by the Dodd—Frank Act, the Company has proposed that the Stockholders vote to recommend, on a non-binding, advisory basis, whether the non-binding, advisory stockholder vote to approve the compensation of the Company’s named executive officers (that is, a vote similar to the non-binding, advisory vote in Proposal 4 above) should occur every one, two or three years. The advisory vote as to how often the advisory vote on executive compensation should occur, often referred to as a “say when on pay”, is not binding on the Board; however, we understand that the Board will take into account the result of the vote when determining the frequency of future votes on executive compensation.

According to the Company’s Proxy Statement, the Board recommends that you vote to hold a non-binding, advisory vote on the compensation of the Company’s named executive officers annually.

When voting on this Proposal, you have four choices: you may elect that we hold an advisory vote on the compensation of the Company’s named executive officers every year, every two years or every three years, or you may abstain from voting. If you properly complete your GREEN proxy and fail to indicate your preference or abstention, your shares will be voted to select every one year as the frequency with which our stockholders will be asked to hold a non-binding, advisory vote on the compensation of the Company’s named executive officers.

We recommend that you vote “FOR EVERY YEAR” by checking the appropriate box and signing, dating and returning the enclosed GREEN proxy form.

Additional information regarding this Proposal is contained in the Company’s Proxy Statement.

OTHER PROPOSALS

We do not know of any other matters to be presented for approval by the Stockholders at the 2011 Annual Meeting. If, however, other matters are properly presented, the persons named in the enclosed GREEN proxy form will vote the Common Stock represented thereby in accordance with their discretion pursuant to the authority granted in the proxy.

NO APPRAISAL OR DISSENTER’S RIGHTS

Stockholders will not have rights of appraisal or similar dissenter’s rights with respect to any matters identified in this proxy statement to be acted upon at the 2011 Annual Meeting.

SOLICITATION OF PROXIES

Proxies may be solicited by mail, telephone, facsimile, telegraph, the Internet, e-mail, newspapers and other publications of general distribution and in person.

We have retained MacKenzie Partners, Inc. (“MacKenzie”) for solicitation and advisory services in connection with solicitations relating to the 2011 Annual Meeting. MacKenzie will receive a retainer of $25,000 applicable toward the final fee to be mutually agreed upon by Elliott and MacKenzie and reimbursement of reasonable out-of-pocket expenses for its services to Elliott in connection with the solicitation. Approximately 40 people may be employed by MacKenzie to solicit proxies from the Company’s stockholders for the 2011 Annual Meeting. We have agreed to indemnify MacKenzie in its capacity as solicitation agent against certain liabilities and expenses in connection with the solicitation.

Arrangements will also be made with custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of shares of Common Stock held as of the Record Date. We will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith. In addition, directors, officers, members and certain other employees of Elliott and its affiliates may solicit proxies as part of their duties in the normal course of their employment without any additional compensation.

The entire expense of soliciting proxies for the 2011 Annual Meeting by us or on our behalf is being borne by us and we will not seek reimbursement of those costs from the Company. The total expenditures incurred by us to date in connection with this solicitation are approximately $[            ]. We anticipate that the total expenses that we will incur in furtherance of, or in connection with, the solicitation of proxies for the 2011 Annual Meeting will be approximately $2.7 million. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with any such solicitation.

CERTAIN INFORMATION REGARDING ELLIOTT

AND THE ELLIOTT PARTICIPANTS

Annex A hereto includes information pertaining to Elliott and the Elliott Participants, including, as applicable, the name, present principal occupation or employment, business address, and certain other information with respect to Elliott and the Elliott Participants.

CERTAIN RELATIONSHIPS WITH THE COMPANY

As of March 24, 2011, Elliott Associates is the direct record owner of 1,000 shares of Common Stock and is the beneficial owner of an additional 4,189,388 shares of Common Stock, and Elliott International is the direct record owner of 1,000 shares of Common Stock and is the beneficial owner of an additional 5,486,488 shares of Common Stock, which together represents approximately [    ]% of the issued and outstanding shares of Common Stock (based on information disclosed in the Company’s Proxy Statement regarding the number of issued and outstanding shares of Common Stock on [                    ], 2011). The date of purchase, number of shares of Common Stock purchased and the price per share of Common Stock is set forth in Annex A to this proxy statement. Other than as disclosed on Annex A, Elliott, the Elliott Participants and the Nominees have not effected any transaction in securities of the Company in the past two years. The shares of Common Stock owned by Elliott were originally purchased through and held in brokerage custodian accounts which, from time to time in the ordinary course, may utilize margin borrowing in connection with purchasing, borrowing or holding of securities, and such shares of Common Stock may thereby have been, or in the future may become, subject to the terms and conditions of such margin debt and terms, together with all other securities held therein. As of the date hereof, no part of the purchase price or market value of any of the shares of Common Stock held by Elliott is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such shares of Common Stock.

Other than as set forth in this proxy statement or on Annex A hereto, after reasonable inquiry, none of Elliott, the Elliott Participants, nor the persons listed on Annex A of this proxy statement, including the Nominees, nor any of their respective associates or majority-owned subsidiaries, is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Other than as set forth in this proxy statement or on Annex A hereto, after reasonable inquiry, none of Elliott, the Elliott Participants, nor the persons listed on Annex A of this proxy statement, including the Nominees, nor any of their respective associates or majority-owned subsidiaries, (i) beneficially owns, directly or indirectly, or has the right to acquire, any securities of the Company or has effected any transaction in securities of the Company during the past two years; (ii) beneficially owns, directly or indirectly, or has the right to acquire, any securities of any parent or subsidiary of the Company or has effected any transaction in securities of any parent or subsidiary of the Company during the past two years; and (iii) owns any securities of the Company of record but not beneficially.

Ted Antenucci is the President and Chief Investment Officer of ProLogis, a distributor of industrial real estate, and ProLogis and the Company have existing agreements in place for the lease of real property and the provision of storage services pursuant to which the Company paid ProLogis approximately $8,100,000.00, in the aggregate, in calendar year 2010 for real property ProLogis leased to the Company, and pursuant to which ProLogis paid the Company approximately $150,000.00, in the aggregate, in calendar year 2010 for storage services provided to ProLogis by the Company. Other than as set forth in this proxy statement or on Annex A hereto, (i) there have been no contracts, negotiations or transactions within the past two years, between Elliott, the Elliott Participants, nor the persons listed on Annex A of this proxy statement, including the Nominees, nor any of their respective associates or majority-owned subsidiaries on the other hand, concerning any merger, consolidation, acquisition, tender offer, election of the Company’s directors, or the sale of a material amount of the Company’s assets; (ii) none of Elliott, the Elliott Participants, nor the persons listed on Annex A of this proxy statement, including the Nominees, nor any of their respective associates or majority-owned subsidiaries, have any other present or proposed material agreement, arrangement, understanding or relationship (with respect to any future employment, future transaction or otherwise) with the Company or any of its executive officers, directors, controlling persons, affiliates or subsidiaries, and (iii) none of Elliott, the Elliott Participants, nor the persons listed on Annex A of this proxy statement, including the Nominees, nor any of their respective associates or majority-owned subsidiaries or immediate family members (as applicable, and as such term is described in Item 404(a) of Regulation S-K), has had or will have a direct or indirect material interest in any transaction since the beginning of the Company’s last fiscal year or any currently proposed transactions in which the Company was or is to be a participant and the amount involved exceeds $120,000. In addition, companies under common management with Elliott are customers of the Company; however, these fees do not constitute a material expense.

Other than as set forth in this proxy statement or on Annex A hereto, there are no material proceedings to which any Nominee, or any associate of any such Nominee, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

There are no family relationships (as such term is defined in Item 401(d) of Regulation S-K) between any of the Nominees or between any of the Nominees and any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer.

None of the Nominees is a current or former officer of the Company and none of the Nominees was an employee of the Company during fiscal year 2010. During fiscal year 2010, no executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity of which any Nominee was an executive officer.

Please refer to the Company’s Proxy Statement and annual report for certain information and disclosure required by applicable law. This information and disclosure includes, among other things, securities of the Company held by the Company’s directors, nominees, management and 5% stockholders, certain biographical information on the Company’s directors and executive officers, information concerning all matters requiring the approval of stockholders, including the election of directors, information concerning executive compensation, information concerning the Company’s procedures for nominating directors, information concerning the committees of the Company’s Board and other information concerning the Company’s Board, and procedures for submitting proposals for inclusion in the Company’s Proxy Statement at the next annual meeting. Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of stockholders must be received by the Company for inclusion in the Company’s Proxy Statement and form of proxy for that meeting is also contained in the Company’s Proxy Statement. This information is contained in the Company’s public filings and the Company Stockholders should refer to the Company’s Proxy Statement and its other public filings in order to review this disclosure.

CERTAIN ADDITIONAL INFORMATION

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. Elliott will promptly deliver a separate copy of the document to you if you write or call our proxy solicitor, MacKenzie Partners, Inc., at the following address or phone number: 105 Madison Avenue, 17th Floor, New York, New York 10016, toll free at 800-322-2885 or call collect at 212-929-5500. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

The information concerning the Company contained in this proxy statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this proxy statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Nominees, Elliott or the Elliott Participants is given only to the knowledge of Elliott.

This proxy statement is dated [                    ], 2011. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, and the mailing of this proxy statement to Stockholders shall not create any implication to the contrary.

You are advised to read this proxy statement and other relevant documents when they become available because they will contain important information. You may obtain a free copy of this proxy statement and other relevant documents that we file with the SEC at the SEC’s web site at www.sec.gov or by calling MacKenzie at the address and phone numbers indicated above.

Please refer to the Company’s Proxy Statement and annual report filed with the SEC for certain additional information and disclosure required to be made by the Company in connection with the 2011 Annual Meeting and in accordance with applicable law.

YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW SHARES YOU OWN. ELLIOTT URGES YOU TO SIGN, DATE, AND RETURN THE ENCLOSED GREEN PROXY FORM TODAY TO VOTE “FOR” THE ELECTION OF THE ELLIOTT NOMINEES AND TO GRANT AUTHORITY TO VOTE FOR THE COMPANY’S NOMINEES OTHER THAN [                    ], “FOR” THE STOCKHOLDER PROPOSAL, “FOR” THE RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS, “FOR” THE COMPANY’S NON-BINDING RESOLUTION CONCERNING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AND “FOR EVERY YEAR” ON THE COMPANY’S PROPOSAL FOR A NON-BINDING, ADVISORY VOTE ON THE FREQUENCY (EVERY ONE, TWO OR THREE YEARS) OF FUTURE ADVISORY VOTES OF STOCKHOLDERS ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

[                    ], 2011

Thank you for your support.

ELLIOTT ASSOCIATES, L.P.

ELLIOTT INTERNATIONAL, L.P.

[Remainder of page intentionally left blank]

ANNEX A

INFORMATION CONCERNING THE PARTICIPANTS IN THE SOLICITATION

Elliott, the Elliott Participants and the Nominees comprise the “participants” in the solicitation of proxies from Stockholders to vote in favor of the election of the Nominees to serve as directors on the Company’s Board, to vote in favor of the approval of the Stockholder Proposal, to vote in favor of the ratification of the selection of the independent accountants, to vote in favor of the Company’s non-binding resolution concerning the compensation of the Company’s named executive officers, and to vote in favor of ever year on the Company’s proposal for a non-binding, advisory vote on the frequency of future advisory votes of Stockholders on the compensation of the Company’s named executive officers, in each case as described further in this proxy statement. Information regarding the participants in the solicitation is set forth below. The terms “associate”, “affiliate” and “participant” used in connection with the statements in this Annex A have the meaning ascribed to them in the Securities Exchange Act of 1934, as amended.

Except as described herein, none of Elliott, the Elliott Participants or any of the Nominees beneficially own any securities of the Company or have any personal ownership interest, direct or indirect, in any securities of the Company. Set forth in this Annex A are transactions in the Company’s securities effected by the participants hereto within the past two years. Elliott used its own assets to purchase the shares of Common Stock owned by it. The shares of Common Stock owned by Elliott were originally purchased through and held in brokerage custodian accounts which, from time to time in the ordinary course, may utilize margin borrowing in connection with purchasing, borrowing or holding of securities, and such shares of Common Stock may thereby have been, or in the future may become, subject to the terms and conditions of such margin debt and terms, together with all other securities held therein. As of the date hereof, no part of the purchase price or market value of any of the shares of Common Stock held by Elliott is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such shares of Common Stock.

During the past ten years, none of Elliott, the Elliott Participants or any of the Nominees has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

Except as described herein or in the proxy statement, none of Elliott, the Elliott Participants or any of the Nominees is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profit, or the giving or withholding of proxies.

Except as described herein or in the proxy statement, none of Elliott, the Elliott Participants or any of the Nominees is the record or beneficial owner of any securities of the Company, or any parent or subsidiary of the Company.

None of the Nominees has been involved in any legal proceedings during the past ten years that would be required to be disclosed under Item 401(f) of Regulation S-K.

PERSONS MAKING THE SOLICITATION AND OTHER PARTICIPANTS:

The name, principal business address and the principal occupation or employment of Elliott and the Elliott Participants is set forth below.

Elliott Associates

Elliott Associates, L.P. is a Delaware limited partnership, whose principal business address is 712 Fifth Avenue, 36th Floor, New York, New York 10019. The principal business of Elliott Associates is to purchase, sell, trade and invest in securities.

Elliott International, L.P.

Elliott International, L.P. is a Cayman Islands limited partnership, whose registered and principal business address is c/o Maples & Calder, P.O. Box 309, Ugland House, South Church Street, George Town, Cayman Islands, British West Indies. In addition, Elliott International, L.P. also has a business address c/o Elliott Management Corporation, 712 Fifth Avenue, 36th Floor, New York, New York 10019. The principal business of Elliott International is to purchase, sell, trade and invest in securities.

Paul E. Singer

Paul E. Singer is a United States citizen and his principal business address is 712 Fifth Avenue, 36th Floor, New York, New York 10019. Singer’s principal business is to serve as a general partner of Elliott Associates and Capital Advisors, the sole director and president of EICA, as a managing member of Special GP, as a director and the president of Hambledon and as a director and the president and treasurer of Braxton.

Elliott Capital Advisors, L.P.

Elliott Capital Advisors, L.P. is a Delaware limited partnership, whose principal business address is 712 Fifth Avenue, 36th Floor, New York, New York 10019. The principal business of Capital Advisors is the furnishing of investment advisory services; Capital Advisors also serves as general partner of Elliott Associates and managing member of Special GP.

Braxton Associates, Inc.

Braxton Associates, Inc. is a Delaware corporation, whose principal business address is 712 Fifth Avenue, 36th Floor, New York, New York 10019. The principal business of Braxton is serving as general partner of Capital Advisors.

Elliott Asset Management LLC

Elliott Asset Management LLC is a Delaware limited liability company, whose principal business address is 712 Fifth Avenue, 36th Floor, New York, New York 10019. The principal business of Asset Management is serving as general partner of Capital Advisors.

The Liverpool Limited Partnership

The Liverpool Limited Partnership is a Bermuda limited partnership, whose principal business address is c/o Appleby Corporate Services (Bermuda) Ltd., Canon’s Court, 22 Victoria Street, Hamilton HM12, Bermuda. The Liverpool Limited Partnership also has a business address c/o Elliott Associates, 712 Fifth Avenue, 36th Floor, New York, New York 10019. The principal business of The Liverpool Limited Partnership is to purchase, sell, trade and invest in securities.

Liverpool Associates Ltd.

Liverpool Associates Ltd. is a Bermuda company, whose principal business address is c/o Appleby Corporate Services (Bermuda) Ltd., Canon’s Court, 22 Victoria Street, Hamilton HM12, Bermuda. Liverpool Associates Ltd. also has a business address c/o Elliott Associates, 712 Fifth Avenue, 36th Floor, New York, New York 10019. The principal business of Liverpool Associates Ltd. is serving as general partner of The Liverpool Limited Partnership.

Elliott Special GP, LLC

Elliott Special GP, LLC is a Delaware limited liability company, whose principal business address is 712 Fifth Avenue, 36th Floor, New York, New York 10019. The principal business of Special GP is serving as a general partner of Elliott Associates.

Elliott International Capital Advisors Inc.

Elliott International Capital Advisors Inc. is a Delaware corporation, whose principal business address is 712 Fifth Avenue, 36th Floor, New York, New York 10019. EICA serves as the investment manager for Elliott International.

Hambledon, Inc.

Hambledon, Inc., a Cayman Islands Corporation, whose registered and principal business address is c/o Maples & Calder, P.O. Box 309, Ugland House, South Church Street, George Town, Cayman Islands, British West Indies. In addition, Hambledon, Inc. also has a business address c/o Elliott Management Corporation, 712 Fifth Avenue, 36th Floor, New York, New York 10019. The principal business of Hambledon is serving as a general partner of Elliott International.

Elliott Management Corporation

Elliott Management Corporation is a Delaware corporation, whose principal business address is 712 Fifth Avenue, 36th Floor, New York, New York 10019. Elliott Management Corporation provides management services to Elliott and their affiliates.

[Remainder of page intentionally left blank]

TRANSACTIONS IN THE SECURITIES OF THE COMPANY:

Other than as set forth herein, none of Elliott, the Elliott Participants or any Nominee is the record or beneficial owner of any securities of the Company, or any parent or subsidiary of the Company.

Other than as set forth herein, none of Elliott, the Elliott Participants or any Nominee has effected any transactions in any securities of the Company in the last two years.

As of March 24, 2011:

1.	Elliott Associates is the direct record owner of 1,000 of the shares of Common Stock and is the beneficial owner of an additional 4,189,388 of the shares of Common Stock.

2.	Elliott Associates has entered into a total return swap agreement (the “Derivative Agreement”) with respect to 120,000 shares of Common Stock through Liverpool Partnership. The Derivative Agreement provides Elliott Associates with economic results that are comparable to the economic results of ownership but do not provide it with the power to vote or direct the voting or dispose of or direct the disposition of the shares of Common Stock that are the subject of the Derivative Agreement. The counterparty to the Derivative Agreement is an unaffiliated third party financial institution.

As of March 24, 2011:

1.	Elliott International is the direct record owner of 1,000 of the shares of Common Stock and is the beneficial owner of an additional 5,486,488 of the shares of Common Stock.

2.	Elliott International has entered into a Derivative Agreement with respect to 180,000 shares of Common Stock. The Derivative Agreement provides Elliott International with economic results that are comparable to the economic results of ownership but do not provide it with the power to vote or direct the voting or dispose of or direct the disposition of the shares of Common Stock that are the subject of the Derivative Agreement. The counterparty to the Derivative Agreement is an unaffiliated third party financial institution.

Mr. Levenson held a short position in the Company’s Common Stock through a discretionary account managed independently by a third party, which short position was opened as of October 26, 2009 for a total of 311 shares of Common Stock at $26.35 per share, and which short position was covered and closed out in its entirety through Mr. Levenson’s discretionary managed account on March 15, 2011 at $28.22 per share.

Transactions by Elliott1

Elliott Fund	Trade Date	Settlement Date	Buy/Sell	Trade Qty	Price	Esectype
Elliott Associates
Secsymb : IRM
Liverpool	16-Sep-2010	21-Sep-2010	B	732,000.000000	20.242800	STK
Liverpool	16-Sep-2010	21-Sep-2010	B	100,000.000000	20.219800	STK
Liverpool	17-Sep-2010	22-Sep-2010	B	60,000.000000	20.377100	STK
Liverpool	17-Sep-2010	22-Sep-2010	B	30,000.000000	20.446000	STK
Liverpool	17-Sep-2010	22-Sep-2010	B	30,000.000000	20.414000	STK
Liverpool	17-Sep-2010	22-Sep-2010	B	20,000.000000	20.498600	STK
Liverpool	17-Sep-2010	22-Sep-2010	B	28,000.000000	20.583900	STK
Liverpool	29-Oct-2010	03-Nov-2010	S	(200,000.000000)	21.255800	STK
Liverpool	29-Oct-2010	03-Nov-2010	S	(60,000.000000)	21.398100	STK
Liverpool	29-Oct-2010	03-Nov-2010	S	(40,000.000000)	21.371200	STK
Liverpool	02-Nov-2010	05-Nov-2010	S	(61,900.000000)	21.970100	STK
Liverpool	02-Nov-2010	05-Nov-2010	S	(25,000.000000)	21.934300	STK
Liverpool	02-Nov-2010	05-Nov-2010	S	(5,510.000000)	22.116100	STK
Liverpool	03-Nov-2010	08-Nov-2010	S	(12,140.000000)	22.199300	STK
Liverpool	03-Nov-2010	08-Nov-2010	S	(20,000.000000)	22.330000	STK
Liverpool	03-Nov-2010	08-Nov-2010	S	(36,000.000000)	22.327200	STK
Liverpool	03-Nov-2010	08-Nov-2010	S	(144,000.000000)	22.400000	STK
Liverpool	04-Nov-2010	09-Nov-2010	S	(148,000.000000)	22.500000	STK
Liverpool	04-Nov-2010	09-Nov-2010	S	(66,726.000000)	22.573400	STK
Liverpool	04-Nov-2010	09-Nov-2010	S	(32,724.000000)	22.550000	STK
Liverpool	09-Nov-2010	15-Nov-2010	S	(30,080.000000)	22.940200	STK
Liverpool	09-Nov-2010	15-Nov-2010	S	(82,000.000000)	23.040000	STK
Liverpool	10-Nov-2010	16-Nov-2010	S	(9,920.000000)	22.801800	STK
Liverpool	10-Nov-2010	16-Nov-2010	S	(26,000.000000)	22.869900	STK
Elliott Associates	10-Dec-2010	15-Dec-2010	B	400,000.000000	23.230000	STK
Liverpool	10-Dec-2010	15-Dec-2010	B	60,000.000000	23.406100	STK
Liverpool	10-Dec-2010	15-Dec-2010	B	40,000.000000	23.355900	STK
Liverpool	10-Dec-2010	15-Dec-2010	B	40,000.000000	23.368700	STK
Liverpool	13-Dec-2010	16-Dec-2010	B	10,000.000000	24.219100	STK
Elliott Associates	14-Dec-2010	17-Dec-2010	B	10,000.000000	24.672600	STK
Elliott Associates	14-Dec-2010	17-Dec-2010	B	20,000.000000	24.716500	STK
Liverpool	14-Dec-2010	17-Dec-2010	B	20,000.000000	24.591500	STK
Elliott Associates	15-Dec-2010	20-Dec-2010	B	18,570.000000	24.464900	STK
Liverpool	17-Dec-2010	22-Dec-2010	B	255,000.000000	25.265000	STK
Liverpool	17-Dec-2010	22-Dec-2010	B	47,574.000000	25.149600	STK
Elliott Associates	20-Dec-2010	23-Dec-2010	B	672,856.000000	25.245000	STK
Liverpool	20-Dec-2010	23-Dec-2010	B	6,000.000000	25.148000	STK
Liverpool	04-Feb-2011	09-Feb-2011	B	94,342.000000	25.436800	STK
Elliott Associates	08-Feb-2011	11-Feb-2011	B	34,000.000000	26.296700	STK
Elliott Associates	08-Feb-2011	11-Feb-2011	B	1,120.000000	26.401300	STK
Elliott Associates	08-Feb-2011	09-Feb-2011	S	(974,792.000000)	26.510000	STK
Elliott Associates	09-Feb-2011	14-Feb-2011	B	45,306.000000	26.465100	STK
Elliott Associates	10-Feb-2011	15-Feb-2011	B	40,182.000000	26.502000	STK
Elliott Associates	10-Feb-2011	15-Feb-2011	B	160,000.000000	26.592500	STK
Elliott Associates	10-Feb-2011	15-Feb-2011	B	22,367.000000	26.602000	STK
Elliott Associates	10-Feb-2011	15-Feb-2011	B	56,000.000000	26.600000	STK

[1]	Note: Shares of Common Stock initially acquired by Liverpool Partnership (Liverpool) have been transferred to its parent, Elliott Associates.

Elliott Fund	Trade Date	Settlement Date	Buy/Sell	Trade Qty	Price	Esectype
Elliott Associates	11-Feb-2011	16-Feb-2011	B	152,000.000000	26.600000	STK
Elliott Associates	11-Feb-2011	16-Feb-2011	B	275.000000	26.650000	STK
Elliott Associates	14-Feb-2011	17-Feb-2011	B	18,813.000000	26.546200	STK
Elliott Associates	14-Feb-2011	17-Feb-2011	B	33,920.000000	26.547600	STK
Elliott Associates	15-Feb-2011	18-Feb-2011	B	35,064.000000	26.699100	STK
Elliott Associates	15-Feb-2011	18-Feb-2011	B	20,000.000000	26.666400	STK
Elliott Associates	15-Feb-2011	18-Feb-2011	B	20,000.000000	26.750000	STK
Elliott Associates	15-Feb-2011	18-Feb-2011	B	14,000.000000	26.704700	STK
Elliott Associates	15-Feb-2011	18-Feb-2011	B	10,000.000000	26.710800	STK
Elliott Associates	15-Feb-2011	18-Feb-2011	B	19,920.000000	26.717700	STK
Elliott Associates	16-Feb-2011	22-Feb-2011	B	29,160.000000	26.805300	STK
Elliott Associates	16-Feb-2011	22-Feb-2011	B	30,000.000000	26.807900	STK
Elliott Associates	17-Feb-2011	23-Feb-2011	B	20,000.000000	26.361500	STK
Elliott Associates	22-Feb-2011	25-Feb-2011	B	20,000.000000	26.398400	STK
Elliott Associates	22-Feb-2011	25-Feb-2011	B	10,000.000000	26.495600	STK
Elliott Associates	22-Feb-2011	25-Feb-2011	B	360.000000	26.360000	STK
Elliott Associates	23-Feb-2011	28-Feb-2011	B	9,640.000000	26.041700	STK
Elliott Associates	23-Feb-2011	28-Feb-2011	B	2,800.000000	25.800000	STK
Elliott Associates	23-Feb-2011	28-Feb-2011	B	1,848.000000	25.847800	STK
Elliott Associates	24-Feb-2011	01-Mar-2011	B	175,000.000000	25.135100	STK
Elliott Associates	24-Feb-2011	01-Mar-2011	B	1,000.000000	25.000000	STK
Elliott Associates	24-Feb-2011	01-Mar-2011	B	50,000.000000	25.375800	STK
Elliott Associates	24-Feb-2011	01-Mar-2011	B	100,000.000000	25.387500	STK
Elliott Associates	24-Feb-2011	01-Mar-2011	B	19,247.000000	25.027900	STK
Elliott Associates	24-Feb-2011	01-Mar-2011	B	100,000.000000	25.230000	STK
Elliott Associates	25-Feb-2011	02-Mar-2011	B	86,816.000000	25.545900	STK
Elliott Associates	17-Mar-2011	22-Mar-2011	B	560,000.000000	10.000000	STK
Elliott Associates	17-Mar-2011	22-Mar-2011	B	400,000.000000	10.000000	STK
Elliott Associates	18-Mar-2011	23-Mar-2011	B	296,000.000000	10.000000	STK
Elliott Associates	22-Mar-2011	25-Mar-2011	B	80,000.000000	29.134600	STK
Liverpool	22-Mar-2011	25-Mar-2011	B	640,000.000000	22.500000	STK
Elliott Associates	23-Mar-2011	28-Mar-2011	B	80,000.000000	30.857600	STK
Elliott Associates	24-Mar-2011	29-Mar-2011	B	76,000.000000	31.159700	STK
Summaries for Secsymb : IRM
				Sum: 4,190,388.000000

Secsymb : IRM040111C10MB
Elliott Associates	28-Feb-2011	03-Mar-2011	BTO	2,960.000000	16.030000	OTC_CO
Elliott Associates	18-Mar-2011	23-Mar-2011	STC	(2,960.000000)	0.000000	OTC_CO
Summaries for Secsymb : IRM040111C10MB
				Sum: 0.000000

Secsymb : IRM041611C22.5
Liverpool	29-Oct-2010	01-Nov-2010	BTO	4,000.000000	1.295000	CALL
Liverpool	02-Nov-2010	03-Nov-2010	BTO	1,238.000000	1.610000	CALL
Liverpool	03-Nov-2010	04-Nov-2010	BTO	156.000000	1.700000	CALL
Liverpool	04-Nov-2010	05-Nov-2010	BTO	606.000000	1.850000	CALL
Liverpool	10-Nov-2010	12-Nov-2010	BTO	400.000000	2.075000	CALL
Liverpool	22-Mar-2011	23-Mar-2011	STC	(6,400.000000)	0.000000	CALL
Summaries for Secsymb : IRM041611C22.5
				Sum: 0.000000

Elliott Fund	Trade Date	Settlement Date	Buy/Sell	Trade Qty	Price	Esectype
Secsymb : IRM061811C10CS
Elliott Associates	25-Feb-2011	02-Mar-2011	BTO	4,000.000000	15.913600	OTC_CO
Elliott Associates	17-Mar-2011	21-Mar-2011	STC	(4,000.000000)	0.000000	OTC_CO
Summaries for Secsymb : IRM061811C10CS
				Sum: 0.000000

Secsymb : IRM061811C10SG
Elliott Associates	24-Feb-2011	28-Feb-2011	BTO	4,000.000000	15.150000	OTC_CO
Elliott Associates	01-Mar-2011	03-Mar-2011	BTO	1,600.000000	15.550000	OTC_CO
Elliott Associates	17-Mar-2011	21-Mar-2011	STC	(5,600.000000)	0.000000	OTC_CO
Summaries for Secsymb : IRM061811C10SG
				Sum: 0.000000

Secsymb : IRM061811C25CS
Elliott Associates	04-Nov-2010	09-Nov-2010	BTO	4,000.000000	1.250000	OTC_CO
Elliott Associates	25-Feb-2011	02-Mar-2011	STC	(4,000.000000)	1.931600	OTC_CO
Summaries for Secsymb : IRM061811C25CS
				Sum: 0.000000

Secsymb : IRM061811C25MS
Elliott Associates	09-Nov-2010	15-Nov-2010	BTO	2,000.000000	1.450000	OTC_CO
Elliott Associates	25-Feb-2011	02-Mar-2011	STC	(2,000.000000)	1.800000	OTC_CO
Summaries for Secsymb : IRM061811C25MS
				Sum: 0.000000

Secsymb : IRM061811C25SG
Elliott Associates	03-Nov-2010	08-Nov-2010	BTO	4,000.000000	1.215000	OTC_CO
Elliott Associates	24-Feb-2011	28-Feb-2011	STC	(4,000.000000)	1.470000	OTC_CO
Summaries for Secsymb : IRM061811C25SG
				Sum: 0.000000

Secsymb : IRM071611C25
Liverpool	10-Dec-2010	13-Dec-2010	BTO	4,000.000000	1.500000	CALL
Liverpool	28-Feb-2011	01-Mar-2011	STC	(4,000.000000)	2.235100	CALL
Summaries for Secsymb : IRM071611C25
				Sum: 0.000000

Secsymb : IRM071611C275SG
Elliott Associates	09-Feb-2011	11-Feb-2011	BTO	880.000000	1.380000	OTC_CO
Elliott Associates	10-Feb-2011	14-Feb-2011	BTO	1,080.000000	1.460000	OTC_CO
Elliott Associates	11-Feb-2011	15-Feb-2011	BTO	40.000000	1.500000	OTC_CO
Elliott Associates	01-Mar-2011	03-Mar-2011	STC	(2,000.000000)	0.890000	OTC_CO
Summaries for Secsymb : IRM071611C275SG
				Sum: 0.000000

Secsymb : IRM071611P20
Liverpool	10-Dec-2010	13-Dec-2010	BTO	4,000.000000	0.925000	PUT
Liverpool	28-Feb-2011	01-Mar-2011	STC	(4,000.000000)	0.349900	PUT
Summaries for Secsymb : IRM071611P20
				Sum: 0.000000

Secsymb : IRM071611P22.5
Liverpool	10-Dec-2010	13-Dec-2010	STO	(4,000.000000)	1.800000	PUT
Liverpool	28-Feb-2011	01-Mar-2011	BTC	4,000.000000	0.800000	PUT
Summaries for Secsymb : IRM071611P22.5
				Sum: 0.000000

Elliott Fund	Trade Date	Settlement Date	Buy/Sell	Trade Qty	Price	Esectype
Secsymb : IRM071611P25SG
Elliott Associates	09-Feb-2011	11-Feb-2011	STO	(880.000000)	1.270000	OTC_PO
Elliott Associates	10-Feb-2011	14-Feb-2011	STO	(1,080.000000)	1.270000	OTC_PO
Elliott Associates	11-Feb-2011	15-Feb-2011	STO	(40.000000)	1.270000	OTC_PO
Elliott Associates	01-Mar-2011	03-Mar-2011	BTC	2,000.000000	1.830000	OTC_PO
Summaries for Secsymb : IRM071611P25SG
				Sum: 0.000000

Secsymb : IRMMB
Elliott Associates	25-Feb-2011	02-Mar-2011	B	80,000.000000	25.732000	SWAP_EQUITY
Elliott Associates	28-Feb-2011	03-Mar-2011	B	104,000.000000	26.013800	SWAP_EQUITY
Elliott Associates	01-Mar-2011	04-Mar-2011	B	28,072.000000	25.490900	SWAP_EQUITY
Elliott Associates	02-Mar-2011	07-Mar-2011	B	23,928.000000	25.476900	SWAP_EQUITY
Elliott Associates	22-Mar-2011	25-Mar-2011	S	(80,000.000000)	28.978000	SWAP_EQUITY
Elliott Associates	23-Mar-2011	28-Mar-2011	S	(80,000.000000)	30.847200	SWAP_EQUITY
Elliott Associates	24-Mar-2011	29-Mar-2011	S	(76,000.000000)	31.140500	SWAP_EQUITY
Summaries for Secsymb : IRMMB
				Sum: 0.000000

Secsymb : IRMMS
Liverpool	25-Feb-2011	02-Mar-2011	B	120,000.000000	25.630000	SWAP_EQUITY
Summaries for Secsymb : IRMMS
				Sum: 120,000.000000
Elliott International
Secsymb : IRM
Elliott International	16-Sep-2010	21-Sep-2010	B	1,098,000.000000	20.242800	STK
Elliott International	16-Sep-2010	21-Sep-2010	B	150,000.000000	20.219800	STK
Elliott International	17-Sep-2010	22-Sep-2010	B	90,000.000000	20.377100	STK
Elliott International	17-Sep-2010	22-Sep-2010	B	45,000.000000	20.446000	STK
Elliott International	17-Sep-2010	22-Sep-2010	B	45,000.000000	20.414000	STK
Elliott International	17-Sep-2010	22-Sep-2010	B	30,000.000000	20.498600	STK
Elliott International	17-Sep-2010	22-Sep-2010	B	42,000.000000	20.583900	STK
Elliott International	29-Oct-2010	03-Nov-2010	S	(300,000.000000)	21.255800	STK
Elliott International	29-Oct-2010	03-Nov-2010	S	(90,000.000000)	21.398100	STK
Elliott International	29-Oct-2010	03-Nov-2010	S	(60,000.000000)	21.371200	STK
Elliott International	02-Nov-2010	05-Nov-2010	S	(92,850.000000)	21.970100	STK
Elliott International	02-Nov-2010	05-Nov-2010	S	(37,500.000000)	21.934300	STK
Elliott International	02-Nov-2010	05-Nov-2010	S	(8,265.000000)	22.116100	STK
Elliott International	03-Nov-2010	08-Nov-2010	S	(18,210.000000)	22.199300	STK
Elliott International	03-Nov-2010	08-Nov-2010	S	(30,000.000000)	22.330000	STK
Elliott International	03-Nov-2010	08-Nov-2010	S	(54,000.000000)	22.327200	STK
Elliott International	03-Nov-2010	08-Nov-2010	S	(216,000.000000)	22.400000	STK
Elliott International	04-Nov-2010	09-Nov-2010	S	(222,000.000000)	22.500000	STK
Elliott International	04-Nov-2010	09-Nov-2010	S	(100,089.000000)	22.573400	STK
Elliott International	04-Nov-2010	09-Nov-2010	S	(49,086.000000)	22.550000	STK
Elliott International	09-Nov-2010	15-Nov-2010	S	(45,120.000000)	22.940200	STK
Elliott International	09-Nov-2010	15-Nov-2010	S	(123,000.000000)	23.040000	STK
Elliott International	10-Nov-2010	16-Nov-2010	S	(14,880.000000)	22.801800	STK
Elliott International	10-Nov-2010	16-Nov-2010	S	(39,000.000000)	22.869900	STK
Elliott International	10-Dec-2010	15-Dec-2010	B	90,000.000000	23.406100	STK
Elliott International	10-Dec-2010	15-Dec-2010	B	60,000.000000	23.355900	STK
Elliott International	10-Dec-2010	15-Dec-2010	B	60,000.000000	23.368700	STK
Elliott International	10-Dec-2010	15-Dec-2010	B	600,000.000000	23.230000	STK

Elliott Fund	Trade Date	Settlement Date	Buy/Sell	Trade Qty	Price	Esectype
Elliott International	13-Dec-2010	16-Dec-2010	B	15,000.000000	24.219100	STK
Elliott International	14-Dec-2010	17-Dec-2010	B	30,000.000000	24.591500	STK
Elliott International	14-Dec-2010	17-Dec-2010	B	15,000.000000	24.672600	STK
Elliott International	14-Dec-2010	17-Dec-2010	B	30,000.000000	24.716500	STK
Elliott International	15-Dec-2010	20-Dec-2010	B	27,856.000000	24.464900	STK
Elliott International	17-Dec-2010	22-Dec-2010	S	(255,000.000000)	25.265000	STK
Elliott International	20-Dec-2010	23-Dec-2010	S	(672,856.000000)	25.245000	STK
Elliott International	07-Feb-2011	10-Feb-2011	B	83,133.000000	26.144100	STK
Elliott International	07-Feb-2011	10-Feb-2011	B	21,400.000000	26.182600	STK
Elliott International	08-Feb-2011	09-Feb-2011	B	974,792.000000	26.510000	STK
Elliott International	08-Feb-2011	11-Feb-2011	B	51,000.000000	26.296700	STK
Elliott International	08-Feb-2011	11-Feb-2011	B	1,680.000000	26.401300	STK
Elliott International	09-Feb-2011	14-Feb-2011	B	67,960.000000	26.465100	STK
Elliott International	10-Feb-2011	15-Feb-2011	B	60,273.000000	26.502000	STK
Elliott International	10-Feb-2011	15-Feb-2011	B	240,000.000000	26.592500	STK
Elliott International	10-Feb-2011	15-Feb-2011	B	33,550.000000	26.602000	STK
Elliott International	10-Feb-2011	15-Feb-2011	B	84,000.000000	26.600000	STK
Elliott International	11-Feb-2011	16-Feb-2011	B	228,000.000000	26.600000	STK
Elliott International	11-Feb-2011	16-Feb-2011	B	412.000000	26.650000	STK
Elliott International	14-Feb-2011	17-Feb-2011	B	28,219.000000	26.546200	STK
Elliott International	14-Feb-2011	17-Feb-2011	B	50,880.000000	26.547600	STK
Elliott International	15-Feb-2011	18-Feb-2011	B	52,597.000000	26.699100	STK
Elliott International	15-Feb-2011	18-Feb-2011	B	30,000.000000	26.666400	STK
Elliott International	15-Feb-2011	18-Feb-2011	B	30,000.000000	26.750000	STK
Elliott International	15-Feb-2011	18-Feb-2011	B	21,000.000000	26.704700	STK
Elliott International	15-Feb-2011	18-Feb-2011	B	15,000.000000	26.710800	STK
Elliott International	15-Feb-2011	18-Feb-2011	B	29,880.000000	26.717700	STK
Elliott International	16-Feb-2011	22-Feb-2011	B	43,741.000000	26.805300	STK
Elliott International	16-Feb-2011	22-Feb-2011	B	45,000.000000	26.807900	STK
Elliott International	17-Feb-2011	23-Feb-2011	B	30,000.000000	26.361500	STK
Elliott International	22-Feb-2011	25-Feb-2011	B	30,000.000000	26.398400	STK
Elliott International	22-Feb-2011	25-Feb-2011	B	15,000.000000	26.495600	STK
Elliott International	22-Feb-2011	25-Feb-2011	B	540.000000	26.360000	STK
Elliott International	23-Feb-2011	28-Feb-2011	B	14,460.000000	26.041700	STK
Elliott International	23-Feb-2011	28-Feb-2011	B	4,200.000000	25.800000	STK
Elliott International	23-Feb-2011	28-Feb-2011	B	2,771.000000	25.847800	STK
Elliott International	17-Mar-2011	22-Mar-2011	B	600,000.000000	10.000000	STK
Elliott International	17-Mar-2011	22-Mar-2011	B	840,000.000000	10.000000	STK
Elliott International	18-Mar-2011	23-Mar-2011	B	444,000.000000	10.000000	STK
Elliott International	22-Mar-2011	25-Mar-2011	B	120,000.000000	29.134600	STK
Elliott International	22-Mar-2011	25-Mar-2011	B	960,000.000000	22.500000	STK
Elliott International	23-Mar-2011	28-Mar-2011	B	120,000.000000	30.857600	STK
Elliott International	24-Mar-2011	29-Mar-2011	B	114,000.000000	31.159700	STK
Summaries for Secsymb : IRM
				Sum: 5,487,488.000000

Secsymb : IRM040111C10MB
Elliott International	28-Feb-2011	03-Mar-2011	BTO	4,440.000000	16.030000	OTC_CO
Elliott International	18-Mar-2011	23-Mar-2011	STC	(4,440.000000)	0.000000	OTC_CO
Summaries for Secsymb : IRM040111C10MB
				Sum: 0.000000

Elliott Fund	Trade Date	Settlement Date	Buy/Sell	Trade Qty	Price	Esectype
Secsymb : IRM041611C22.5
Elliott International	29-Oct-2010	01-Nov-2010	BTO	6,000.000000	1.295000	CALL
Elliott International	02-Nov-2010	03-Nov-2010	BTO	1,857.000000	1.610000	CALL
Elliott International	03-Nov-2010	04-Nov-2010	BTO	234.000000	1.700000	CALL
Elliott International	04-Nov-2010	05-Nov-2010	BTO	909.000000	1.850000	CALL
Elliott International	10-Nov-2010	12-Nov-2010	BTO	600.000000	2.075000	CALL
Elliott International	22-Mar-2011	23-Mar-2011	STC	(9,600.000000)	0.000000	CALL
Summaries for Secsymb : IRM041611C22.5
				Sum: 0.000000

Secsymb : IRM061811C10CS
Elliott International	25-Feb-2011	02-Mar-2011	BTO	6,000.000000	15.913600	OTC_CO
Elliott International	17-Mar-2011	21-Mar-2011	STC	(6,000.000000)	0.000000	OTC_CO
Summaries for Secsymb : IRM061811C10CS
				Sum: 0.000000

Secsymb : IRM061811C10SG
Elliott International	24-Feb-2011	28-Feb-2011	BTO	6,000.000000	15.150000	OTC_CO
Elliott International	01-Mar-2011	03-Mar-2011	BTO	2,400.000000	15.550000	OTC_CO
Elliott International	17-Mar-2011	21-Mar-2011	STC	(8,400.000000)	0.000000	OTC_CO
Summaries for Secsymb : IRM061811C10SG
				Sum: 0.000000

Secsymb : IRM061811C25CS
Elliott International	04-Nov-2010	09-Nov-2010	BTO	6,000.000000	1.250000	OTC_CO
Elliott International	25-Feb-2011	02-Mar-2011	STC	(6,000.000000)	1.931600	OTC_CO
Summaries for Secsymb : IRM061811C25CS
				Sum: 0.000000

Secsymb : IRM061811C25MS
Elliott International	09-Nov-2010	15-Nov-2010	BTO	3,000.000000	1.450000	OTC_CO
Elliott International	25-Feb-2011	02-Mar-2011	STC	(3,000.000000)	1.800000	OTC_CO
Summaries for Secsymb : IRM061811C25MS
				Sum: 0.000000

Secsymb : IRM061811C25SG
Elliott International	03-Nov-2010	08-Nov-2010	BTO	6,000.000000	1.215000	OTC_CO
Elliott International	24-Feb-2011	28-Feb-2011	STC	(6,000.000000)	1.470000	OTC_CO
Summaries for Secsymb : IRM061811C25SG
				Sum: 0.000000

Secsymb : IRM071611C25
Elliott International	10-Dec-2010	13-Dec-2010	BTO	6,000.000000	1.500000	CALL
Elliott International	28-Feb-2011	01-Mar-2011	STC	(6,000.000000)	2.235100	CALL
Summaries for Secsymb : IRM071611C25
				Sum: 0.000000

Secsymb : IRM071611C275SG
Elliott International	09-Feb-2011	11-Feb-2011	BTO	1,320.000000	1.380000	OTC_CO
Elliott International	10-Feb-2011	14-Feb-2011	BTO	1,620.000000	1.460000	OTC_CO
Elliott International	11-Feb-2011	15-Feb-2011	BTO	60.000000	1.500000	OTC_CO
Elliott International	01-Mar-2011	03-Mar-2011	STC	(3,000.000000)	0.890000	OTC_CO
Summaries for Secsymb : IRM071611C275SG
				Sum: 0.000000

Secsymb : IRM071611P20
Elliott International	10-Dec-2010	13-Dec-2010	BTO	6,000.000000	0.925000	PUT
Elliott International	28-Feb-2011	01-Mar-2011	STC	(6,000.000000)	0.349900	PUT
Summaries for Secsymb : IRM071611P20
				Sum: 0.000000

Elliott Fund	Trade Date	Settlement Date	Buy/Sell	Trade Qty	Price	Esectype

Secsymb : IRM071611P22.5
Elliott International	10-Dec-2010	13-Dec-2010	STO	(6,000.000000)	1.800000	PUT
Elliott International	28-Feb-2011	01-Mar-2011	BTC	6,000.000000	0.800000	PUT
Summaries for Secsymb : IRM071611P22.5
				Sum: 0.000000

Secsymb : IRM071611P25SG
Elliott International	09-Feb-2011	11-Feb-2011	STO	(1,320.000000)	1.270000	OTC_PO
Elliott International	10-Feb-2011	14-Feb-2011	STO	(1,620.000000)	1.270000	OTC_PO
Elliott International	11-Feb-2011	15-Feb-2011	STO	(60.000000)	1.270000	OTC_PO
Elliott International	01-Mar-2011	03-Mar-2011	BTC	3,000.000000	1.830000	OTC_PO
Summaries for Secsymb : IRM071611P25SG
				Sum: 0.000000

Secsymb : IRMMB
Elliott International	25-Feb-2011	02-Mar-2011	B	120,000.000000	25.732000	SWAP_EQUITY
Elliott International	28-Feb-2011	03-Mar-2011	B	156,000.000000	26.013800	SWAP_EQUITY
Elliott International	01-Mar-2011	04-Mar-2011	B	42,107.000000	25.490900	SWAP_EQUITY
Elliott International	02-Mar-2011	07-Mar-2011	B	35,893.000000	25.476900	SWAP_EQUITY
Elliott International	22-Mar-2011	25-Mar-2011	S	(120,000.000000)	28.978000	SWAP_EQUITY
Elliott International	23-Mar-2011	28-Mar-2011	S	(120,000.000000)	30.847200	SWAP_EQUITY
Elliott International	24-Mar-2011	29-Mar-2011	S	(114,000.000000)	31.140500	SWAP_EQUITY
Summaries for Secsymb : IRMMB
				Sum: 0.000000

Secsymb : IRMMS
Elliott International	25-Feb-2011	02-Mar-2011	B	180,000.000000	25.630000	SWAP_EQUITY
Summaries for Secsymb : IRMMS
				Sum: 180,000.000000

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GREEN PROXY

PROXY FOR 2011 ANNUAL MEETING OF STOCKHOLDERS OF

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THIS PROXY IS SOLICITED ON BEHALF OF

ELLIOTT ASSOCIATES, L.P. AND ELLIOTT INTERNATIONAL, L.P.

AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF

IRON MOUNTAIN INCORPORATED

The undersigned stockholder of Iron Mountain Incorporated, a Delaware corporation (the “Company”), hereby constitutes and appoints [            ] and [            ], and, each of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of the Company registered in the name of the undersigned, as of [                    ], 2011, at the 2011 Annual Meeting of Stockholders to be held on [                    ], 2011, at [            ] [            ] Time, in the [                    ], and at any and all adjournments or postponements thereof. Receipt of the Notice of 2011 Annual Meeting and Proxy Statement is hereby acknowledged.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF MESSRS. ANTENUCCI, LEVENSON, LOREN AND SCHULWEIS AND TO GRANT AUTHORITY TO VOTE FOR EACH OF THE COMPANY’S NOMINEES OTHER THAN [                    ] AS DIRECTORS; “FOR” THE REPEALING OF ANY PROVISION OF OR AMENDMENT TO THE BY-LAWS ADOPTED BY THE BOARD SUBSEQUENT TO MARCH 5, 2010 WITHOUT THE APPROVAL OF THE STOCKHOLDERS; “FOR” THE COMPANY’S PROPOSAL TO RATIFY THE SELECTION BY THE AUDIT COMMITTEE OF THE FIRM OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED DECEMBER 31, 2011; “FOR” THE COMPANY’S NON-BINDING RESOLUTION CONCERNING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS; “FOR EVERY YEAR” ON THE COMPANY’S PROPOSAL FOR A NON-BINDING, ADVISORY VOTE ON THE FREQUENCY (EVERY ONE, TWO OR THREE YEARS) OF FUTURE ADVISORY VOTES OF STOCKHOLDERS ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS; AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE 2011 ANNUAL MEETING.

This proxy revokes all prior proxies given by the undersigned with respect to the 2011 Annual Meeting.

YOUR VOTE IS VERY IMPORTANT—PLEASE VOTE YOUR PROXY TODAY!

(continued and to be signed and dated on reverse side)

FORM OF PROXY

PROXY SOLICITED BY ELLIOTT ASSOCIATES, L.P.

AND ELLIOTT INTERNATIONAL, L.P.

AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF

IRON MOUNTAIN INCORPORATED

2011 Annual Meeting of Stockholders of Iron Mountain Incorporated

To be held on [                    ], 2011

YOUR VOTE IS IMPORTANT!

Please take a moment now to authorize a proxy to vote your shares of common stock of Iron Mountain Incorporated for the upcoming 2011 Annual Meeting of Stockholders

YOU CAN VOTE TODAY IN ONE OF THREE WAYS

1.	Vote by Telephone—Call toll-free from the U.S. or Canada at [ ] on a touch-tone telephone. If outside the U.S. or Canada, call [ ]. Please follow the simple instructions provided. You will be required to provide the unique control number printed below.

2.	Vote by Internet—Please access https://www.[ ].com/[ ], and follow the simple instructions provided. Please note you must type an “s” after http. You will be required to provide the unique control number printed below.

CONTROL NUMBER:

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had executed a proxy card or form.

3.	Vote by Mail—If you do not have access to a touch-tone telephone or to the Internet or wish to vote by mail, please sign, date and return the proxy form in the envelope provided, or mail to: Elliott Associates, L.P., c/o MacKenzie Partners, Inc. 105 Madison Avenue, 17th Floor, New York, New York 10016.

TO SUBMIT A PROXY, PLEASE DETACH PROXY FORM HERE, AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS LOCATED ON THE GREEN PROXY FORM TO VOTE BY TELEPHONE OR INTERNET.

Please mark your votes as indicated in this example using dark ink only.    ☒

GREEN PROXY FORM

ELLIOTT ASSOCIATES, L.P. AND ELLIOTT INTERNATIONAL, L.P. RECOMMEND THAT YOU VOTE “FOR” ALL OF THE DIRECTORS SET FORTH BELOW:

1. Election of Directors	FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS

Nominees:	☐	☐	☐

(01) Ted Antenucci

(02) Robert J. Levenson

(03) Allan Z. Loren

(04) Harvey Schulweis

The persons who have been nominated by the Company to serve as directors other than [            ].

The participants are NOT seeking authority to vote for and WILL NOT exercise any authority to vote for [            ]. There is no assurance that any of the Company’s nominees will serve as directors if any or all of the Nominees are elected to the Board. You should refer to the proxy statement and form of proxy distributed by the Company for the names, background, qualifications and other information concerning the Company’s nominees.

(INSTRUCTION: IF YOU DO NOT WISH YOUR SHARES VOTED “FOR” A PARTICULAR NOMINEE, MARK THE “EXCEPTIONS” BOX ABOVE AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW. YOU MAY ALSO WITHHOLD AUTHORITY TO VOTE FOR THE PERSONS WHO HAVE BEEN NOMINATED BY THE COMPANY TO SERVE AS DIRECTORS OTHER THAN [            ] BY WRITING THE NAMES OF SUCH COMPANY NOMINEES BELOW. YOUR SHARES WILL THEN BE VOTED FOR THE REMAINING NOMINEE(S).)

*Exceptions

ELLIOTT ASSOCIATES, L.P. AND ELLIOTT INTERNATIONAL, L.P. RECOMMEND THAT YOU VOTE “FOR” PROPOSAL 2 BELOW:

	FOR	AGAINST	ABSTAIN
2. To approve the repealing of any provision of or amendment to the By-laws adopted by the Board subsequent to March 5, 2010 without the approval of the Stockholders.	☐	☐	☐

ELLIOTT ASSOCIATES, L.P. AND ELLIOTT INTERNATIONAL, L.P. RECOMMEND THAT YOU VOTE “FOR” PROPOSAL 3 BELOW:

FOR	AGAINST	ABSTAIN

3. To approve the Company’s proposal to ratify the selection by the Audit Committee of the firm of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2011.

☐	☐	☐

ELLIOTT ASSOCIATES, L.P. AND ELLIOTT INTERNATIONAL, L.P. RECOMMEND THAT YOU VOTE “FOR” PROPOSAL 4 BELOW:

FOR	AGAINST	ABSTAIN

4. To approve, on a non-binding, advisory basis, the compensation of those of the Company’s executive officers listed in the Summary Compensation Table appearing in the Company’s Proxy Statement on Schedule 14A, filed with the SEC on [                    ], 2011.

☐	☐	☐

ELLIOTT ASSOCIATES, L.P. AND ELLIOTT INTERNATIONAL, L.P. RECOMMEND THAT YOU VOTE “FOR EVERY YEAR” ON PROPOSAL 5 BELOW:

EVERY YEAR	TWO YEARS	THREE YEARS	ABSTAIN

5. To recommend, on a non-binding, advisory basis, whether the non-binding, advisory stockholder vote to approve the compensation of the Company’s named executive officers (that is, a vote similar to the non-binding, advisory vote in Proposal 4 above) should occur every one, two or three years.

☐	☐	☐	☐

    Other Matters: To vote in their discretion on all other matters as may properly come before the 2011 Annual Meeting to which the Stockholders are entitled to vote on, including any motion to adjourn or postpone the meeting or other matters incidental to the conduct of the meeting.

THIS PROXY FORM IS VALID ONLY WHEN SIGNED

Dated:

Signature of Stockholder

Signature of Stockholder (if held jointly)

Name and Title of Representative (if applicable)

Please sign exactly as your name appears on this proxy. If shares of Common Stock are held by joint tenants, both holders should sign. When signing as executor, administrator, attorney, trustee, guardian or other representative, please give full title as such. If signing on behalf of a corporation, please sign in full corporate name by an authorized officer. If signing on behalf of a partnership, please sign in full partnership name by an authorized person.